Exhibit 10.1
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SUBCONTRACT SUBCONTRACT NUMBER: S2040823-1 Date: 08/23/04

To:
     Virtual Alert, Inc.
     7748 Herschell Avenue
     La Jolla, CA 92038

Attention:	[***]
[***]
Ship To:
     Department of Homeland Security
     Science and Technology Directorate
     245 Murray Drive
     Building 410
     Washington, DC 20528

     Attention: Dr. Peter Estacio (202) 254-6073
     Fax (202) 254-6169; E-Mail: Peter Estacio@dha.gov

Project No.	Program Manager	Performance Period	Payment Terms
1410	Richard Basch	08/23/04 — 02/04/05	5 days after Government pay

Qty	Item	Description	Unit Price	Total
		Services provided in connection with Department of Homeland Security (DHS) Statement of Work entitles, “BioWatch Staffing, Communication and Laboratory Data Integration” DHS Order Number HSHQPA-04-F-00056 under CIO-SP2 Task Authorization Number DHS-2004-C-2329-T-00, and the DHS-accepted A-TEK technical proposal dated 09 August 2004 (both attached)

1	0001	Base Period: 08/23/04 — 02/04/05:	$[***]	$[***]
		To develop methods to improve and support the BioWatch Program, in accordance with this Subcontract.

1	0002	Option 1: 02/07/05 — 01/05/06: $[***]
		Continued Support
		To be executed upon receipt of corresponding Government Mod.

1	0003	Option 2: 01/09/06 — 12/08/06: $[***]
		Continued Support
		To be executed upon receipt of corresponding Government Mod.

		Total Subcontract Award Amount: $[***]

SUBCONTRACT NOTES:
     This Subcontract, effective 23 August 2004, is entered into by and between A-TEK, Inc., hereinafter referred to as “A-TEK” or the “Contractor” and Virtual Alert, Inc., hereinafter referred to as “Subcontractor.”
     WHEREAS, A-TEK and Subcontractor desire to enter into a Subcontract for supplies and/or service to support A-TEK in performance of Department of Homeland Security Order Number HSHQPA-04-F00056 under National Institutes of Health CIO-SP2 Contract Number 263-01-D-0084. Task Authorization Number DHS-2004-C-2329-T-00. The applicable CIO-SP2 contract clauses can be found at web site http://nitaac.nih.gov.
     NOW, THEREFORE, in consideration of the terms hereinafter agreed to, the mutual promises and covenants hereinafter set forth, and other good and valuable considerations, the parties A-TEK and Subcontractor, hereby mutually agree as reflected in the following pages of this Subcontract.
     IN WITNESS WHEREOF, the parties hereto have executed this Subcontract as shown herein.

TOTAL	$[***]
A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger

Title: President
Date: 09/30/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov

Title: Executive Director
Date: Sept 24, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

A. — AUTHORITY	3
B. — SUPPLIES/SERVICES AND PRICE/COST	3
B.1 Schedule of Items	3
B.1.1. Task 1 - S2040823-1.1- Task Order Management	4
B.1.2. Task 2 - S2040823-1.2 - BioWatch Surveillance Team	4
B.1.3. Task 3 - S2040823-1.3 - BioWatch Surveillance Team — Surge Capacity	5
B.1.4. Task 4 - S2040823-1.4 - BioWatch Surveillance Team Training	5
B.1.5. Task 5 - S2040823-1.5 - BioWatch Information Systems Management	6
B.1.6. Task 6 - S2040823-1.6 - Administration and Personnel Management	6
B.1.7. Task 7 - S2040823-1.7 - BioWatch Operations and Enhancement Review Committee	6
B.1.8. Task 8 - S2040823-1.8 - BioWatch Signal Interpretation and Consequence Management Facilitation	7
C. — STATEMENT OF WORK	8
D. — PACKAGING AND MARKING	8
E. — INSPECTION AND ACCEPTANCE	8
E.1 Clauses Incorporated by Reference	8
F. — DELIVERIES OR PERFORMANCE	9
F.1 Effective Period of the Subcontract	9
F.2 Place of Performance	9
F.3 Deliverables	10
F.4 Clauses Incorporated by Reference	11
G. — SUBCONTRACT ADMINISTRATION DATA	11
G.1 Technical and Contractual Representatives	11
G.2 Closeout	12
G.3 Past Performance Evaluation	12
G.4 Financial Obligation and Payment	13
H. — SUBCONTRACT PROVISIONS	13
H.1 Disclosure *	13
H.2 Indemnification	13
H.3 Non-Waiver of Rights	14
H.4 Solicitation for Employment	14
H.5 General Relationship *	14
H.6 Applicable State Law and Compliance	14
H.7 Entire Agreement	14
H.8 Conflict of Interest *	14
H.9 Conferences	15
H.10 Travel *	15
H.11 Key Personnel	15
H.12 Insurance Schedule *	16
H.12.1. Type of Insurance and Minimum Amounts	16

H.12.2. Certificates of Insurance	17
H.13 Security *	17
H.13.1 Information Technology Systems Security *	17
H.14 Government Furnished Equipment, Information or Services *	17
H.15 Press Releases *	18
H.17 Alternate Dispute Resolution Procedures (ADR)	18
H.18 Non-Personal Services *	18
H.19 SECTION 508 OF THE REHABILITATION ACT OF 1973 AS AMENDED *	19
I — FAR CLAUSES INCORPORATED BY REFERENCE *	19
J — LIST OF ATTACHMENTS	19
1 - Statement of Work
2 - Technical Proposal
3 - Laboratory Labor Rates
4 - NITAAC Past Performance Evaluation Report
5 - FAR/HHSAR Clauses

A. — AUTHORITY
The authority for this procurement is under Department of Homeland Security (DHS) Systems Engineering and Development Office, Order Number HSHQPA-04-F-00056 for “BioWatch Staffing, Communications, and Laboratory Data Integration” Services under the National Institutes of Health (NIH) CIO-SP2 Task Order Authorization Number DHS-2004-C-2329-T-00, as issued under A-TEK’s CIO-SP2 NIH, National Information Technology Acquisition and Assessment Center (NITAAC) Contract No. 263-01-D-0084, found in full text at http://nitaac.nih.gov.
B. — SUPPLIES/SERVICES AND PRICE/COST
The Subcontractor, acting as an independent contractor and not as an agent of the Government, shall furnish all materials, personnel, facilities, support and management necessary to provide the supplies and services as set forth below as defined in (1) the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; and (2) the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2, to this subcontract.
B.1 Schedule of Items
On a Time and Material-(T&M) type Task Order basis, the Subcontractor shall provide a full range of supplies and services as specified and in accordance with the SOW. Base Period pricing is set forth below by labor category and by individual SOW Task Number. Option Year pricing has been calculated using the Base Period times 2 and escalated [***]% per year. Pricing shall be detailed and provided with the corresponding subcontract exercising each Option Year.
T&M rates are inclusive of all labor, fringe, overhead, G&A, taxes, insurance and profit. Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $25. Travel shall be reimbursed in accordance with Section H.10 herein.

Task	Description	Base – 6 mo		Option Yr 1		Option Yr 2
1	Contract Level and Task Order Management	$	[***]	$	[***]	$	[***]
2	BioWatch Surveillance Team	$	[***]	$	[***]	$	[***]
3	BioWatch Surveillance Team- Surge Capacity	$	[***]	$	[***]	$	[***]
4	BioWatch Surveillance Team Training	$	[***]	$	[***]	$	[***]
5	BioWatch Information Systems Management	$	[***]	$	[***]	$	[***]
6	Administration and Personnel Management	$	[***]	$	[***]	$	[***]
7	BioWatch Operations & Enhancement Review Committee	$	[***]	$	[***]	$	[***]
8	BioWatch Signal Interpretation & Consequence Management Facilitation	$	[***]	$	[***]	$	[***]
9	BioWatch Research and Study Assistance	$	[***]	$	[***]	$	[***]

	Totals	$	[***]	$	[***]	$	[***]

				TOTAL VALUE		$	[***]
The total funding available for this subcontract is for the Base Period ONLY for $[***].
A breakdown of each task is provided below. Additional work for any given Task below may be incorporated my subcontract modification as Work Assignments are provided by DHS.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.1. Task 1 — S2040823-1.1 — Task Order Management

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

		Subtotal Task 1	[***]		[***]

Travel
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

	Total Travel NOT TO EXCEED	[***]
Total Subcontract Task 1 – Contract-Level Program Management — Base Period [***]
     Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.2. Task 2 — S2040823-1.2 — BioWatch Surveillance Team

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 2 – BioWatch Surveillance Team — Base Period					$ [***]
Option Year 1 pricing has been calculated using the pricing table of the top [***] laboratory staff rates for the identified BioWatch cities included as Attachment 3 to this subcontract and escalated [***] % for Option Year2.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.3. Task 3 — S2040823-1.3 — BioWatch Surveillance Team – Surge Capacity

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 3 – BioWatch Surveillance Team – Surge Capacity – Base Period					$ [***]
     Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.4. Task 4 — S2040823-1.4 — BioWatch Surveillance Team Training

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Total Subcontract Task 4 – BioWatch Surveillance Team Training – Base Period					$[***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.5. Task 5 — S2040823-1.5 — BioWatch Information Systems Management

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

	Subtotal Labor Cost		[***]			[***]

Other Direct Costs	Unit	Qty	Unit Cost	Total Price
[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 5 – BioWatch Information Systems Management – Base Period	$[***]
Option Year 1 pricing has been calculated using the pricing table all staff rates for the identified BioWatch cities included as Attachment 2 to this subcontract and escalated [***] % for Option Year2.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.6. Task 6 — S2040823-1.6 — Administration and Personnel Management
Staff associated with the performance of this Task are funded as part of other Tasks within this subcontract and not funded separately here.
B.1.7. Task 7 — S2040823-1.7 — BioWatch Operations and Enhancement Review Committee

Travel / Meeting Category	Item of cost	Unit Cost		Total Price
Airfare	[***]	[***]	[***]	[***]
Lodging	[***]	[***]	[***]	[***]
Meals / Catering	[***]	[***]	[***]	[***]
Meeting Room	[***]	[***]	[***]	[***]

		Total Cost Each Meeting		[***]
		Estimated [***] Meetings		[***]
Total Subcontract Task 7 – BioWatch Operations and Enhancement Review Committee – Base Period [***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.8. Task 8 — S2040823-1.8 — BioWatch Signal Interpretation and Consequence Management Facilitation

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
		Total Labor Cost	[***]			[***]
Travel

[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
	Total Travel	NOT TO EXCEED			$	[***]
Total Subcontract Task 8 – BioWatch Signal Interpretation and Consequence Management Facilitation – Base Period					$	[***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.9. Task 9 — S2040823-1.9 — BioWatch Research and Study Assistance

		Unit	Total
Period	Quantity	Price	Price
Base	1	[***]	[***]
Option Year pricing has been calculated assuming two studies per Option Year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
C. — STATEMENT OF WORK
This Subcontract hereby incorporates the full Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract, and the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

D. — PACKAGING AND MARKING
The Subcontractor shall, through A-TEK, comply with the requirements of the corresponding requirements of Section 12 of the SOW and Section of D the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov. Packaging and packing of all items for delivery shall be in accordance with good commercial practice and adequate to assure safe arrival at destination.
E. — INSPECTION AND ACCEPTANCE
The Subcontractor shall, through A-TEK, comply with all requirements of the corresponding Section 13 of the SOW and Section of E the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov. All materials furnished and services performed pursuant hereto shall be subject to inspection and test by Prime Contractor and its agents and by the Government client at all times and places, during the period of performance, and in any event before acceptance.
All deliverables shall be inspected for content, completeness, accuracy and conformance to SOW requirements by the Contracting Officer’s Technical Representative (COTR). The basis for acceptance shall be in compliance with the requirements set forth in the Statement of Work, the Subcontractor’s proposal and other terms and conditions of this Subcontract. Travel and ODCs shall be accepted upon receipt of proper documentation. Reports, documents and narrative type deliverables shall be accepted when all discrepancies, errors or other deficiencies identified in writing by the Government have been corrected. Prime Contractor’s acceptance of the work shall occur upon successful completion of test and acceptance of the same by the Government.
The Government requires a period not to exceed thirty (30) days after receipt of final deliverable items for inspection and acceptance or rejection unless otherwise specified by the Government. In the event that material furnished or services supplied are not performed in accordance with the SOW requirements, Prime Contractor may require Subcontractor to replace or correct services or materials.
E.1 Clauses Incorporated by Reference
This Subcontract incorporates one or more FAR clauses by reference with the same force and effect as if they were given in full text. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

Clause No.	Title	Date
52.246-6	Inspection – Time and Materials and Labor Hour	JAN 1984
F. — DELIVERIES OR PERFORMANCE
The Subcontractor shall, through A-TEK, comply with the requirements defined in the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract, and Section of F the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov.

F.1 Effective Period of the Subcontract
This Subcontract shall remain in effect from 08/23/04 through 02/04/05, with two (2) Options with periods of performance as set forth below, in accordance with the DHS Order to Prime Contractor:
•	Base Period: 08/23/04 — 02/04/05

•	Option 1: 02/07/05 — 01/05/06

•	Option 2: 01/09/06 — 12/08/06
Options shall be executed and funded by Modification when the corresponding Modifications are issued under the Prime Contract.
F.2 Place of Performance
As stated in Section 7.0 of the SOW, the primary on-site work is to be performed at the local public health laboratory site, at the Department of Homeland Security location in Washington, D.C. and at the Contractor’s site as agreed to by DHS. Tasks 2 through 6 take place at the Government’s designated laboratory site at any designated city within the United States. Representative cities include:
[***]
In performing work under this Subcontract on a Government installation or in a Government building, the Subcontractor shall fully comply with rules and regulations of local installation, city, state and federal laws, regulations and/or ordinances pertinent to performance of the contractual services required under this contract. Specifically, the contractor shall:
1.	Conform to the specific safety requirements established by the facility;

2.	The Subcontractor and his/her employees shall observe all rules and regulations issued by the installation’s Senior Official pertaining to fire, safety, sanitation, severe weather, admission to the installation, conduct not directly addressed in this Subcontract;
3.	Take all reasonable steps and precautions to prevent accidents and preserve the life and health of themselves, contractor and Government personnel connected in any way with performance under this contract;
4.	Take such additional immediate precautions as the Prime Contractor and/or Government may reasonably require for safety and accident prevention purposes; and
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Conform to all security requirements as directed by the customer and or Prime Contractor.
F.3 Deliverables
Subcontractor is to provide the deliverables as scheduled in Section 9.0 of the SOW. The Government requires the delivery of all supplies and/or services ordered under this Subcontract be made in accordance with the delivery schedule specified below. The place of performance and/or delivery for all items to be acquired hereunder will be specified by the Government.

SOW	DELIVERABLE	DESCRIPTION	DUE DATE
TASK	TITLE
1	Status Report	Overall project performance categorized by Work Task. Milestones, deliverables, and budget information to be included. To be delivered in MS Word format to the COTR, Contracting Officer and designated DHS Project Manager.	Monthly, on 10th calendar day

2	Pilot Site Staffing	Four lab analysts deployed to a DHS BioWatch Pilot Site.	Within 30 days of award

2	Core Management Staffing	All Core Management Staff hired and engaged in performance of the tasks outlined within this SOW.	Within 30 days of award

3	Surge Capacity Staffing	Plan Provide DHS BioWatch staff with a surge capacity staffing plan for select cities. Plan is to be delivered in MS Word format.	Within 90 days of award

7	Operations and Enhancement Review Committee	Convene a BioWatch Operations and Enhancement Review Committee.	Within 60 days of award

1	In-Process Review	Deliver an In-Process Review and Briefing to key DHS BioWatch Staff	Within 90 days of award and every 6 months thereafter

4	Updated Training Material	Provide DHS BioWatch staff with updated training materials, including developed training exercises and manuals.	Within 180 days of award

5	Data Integration Roadmap	Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems. To be delivered in electronic media format.	Within 180 days of award
The Subcontractor shall immediately notify the Prime Contractor in the event the delivery or performance schedule deviates from the schedule in the SOW or any other schedule implemented by the Prime Contractor or customer.
F.4 Clauses Incorporated by Reference
This Subcontract incorporates one or more FAR clauses by reference with the same force and effect as if they were given in full text. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

Clause No.	Title	Date

52.242-15	Stop Work Order (for other than Cost Reimbursement	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991
52.247-35	F.O.B Destination, Within Consignee’s Premise	APR 1984
G. — Subcontract Administration Data
The paragraphs that follow outline the procedures for administration of the subcontract.
G.1 Technical and Contractual Representatives
When, in the opinion of Subcontractor, technical direction constitutes a change to the Subcontract, Subcontractor shall notify A-TEK immediately for authorization of such change. The Subcontract shall be modified to the extent authorized and allowable by Modification to the Prime Contract Task Order from the Client. Until authorization to proceed with the requested change is received, Subcontractor shall perform in accordance with the Subcontract as written.
     NO CHANGE SHALL BE BINDING UPON EITHER PARTY UNLESS INCORPORATED IN A WRITTEN MODIFICATION TO THE SUBCONTRACT AND SIGNED BY AN AUTHORIZED A- TEK REPRESENTATIVE.

The Contracts Manager for this contract is identified as:
Ms. Debbie Rieger	Telephone No.: (703) 443-6900
602 South King Street, Suite 300	Fax No.: (703) 443-0677
Leesburg, VA 20175	E-mail Address: contracts@a-tek.net

The Program Manager for this contract is identified as:
Mr. Richard Basch	Telephone No.: (703) 443-6900
602 South King Street, Suite 300	Fax No.: (703) 443-0677
Leesburg, VA 20175	E-mail Address: rbasch@a-tek.net
a. Changes. Notwithstanding any other provisions contained elsewhere in the documents of this Subcontract, an authorized official of the Prime Contractor is the only person authorized to approve changes in this Subcontract. No changes or deviation from the Statement of Work or any other provision under this Subcontract shall be effected without a written modification to the Subcontract executed by an authorized official of the Prime Contractor authorizing such changes.
b. Technical Coordination. All technical coordination shall be within the scope of the Subcontract and provisions herein. No oral statements of any person whosoever will in any manner or degree modify or otherwise affect the provisions or intent of this contract. Technical coordination shall not result in any action that:
(a)	Constitutes an assignment of additional work outside the SOW or the funding document/order.

(b)	Constitutes a change as defined in the contract clause entitled “Changes” for Firm Fixed Price, Time and Material contracts.

(c)	Causes an increase in the total contract ceiling, funding document/order price, or total estimated cost, or the time required for contract or performance.

(d)	Changes any of the expressed terms, conditions or specifications of the Subcontract, or

(e)	Interferes with the Subcontractor’s right to perform the provisions of the Subcontract.
G.2 Closeout
When performance is completed, the COTR and the Customer CO sign the acceptance of the final product or completion statement of effort for all deliveries/tasks issued, ensuring that all requirements were met, e.g., all deliverables were received and were technically acceptable, Government Furnished Equipment (GFE) and Government Furnished Information (GFI) have been appropriately distributed, etc. The final invoice must include a statement that it is the “final invoice and that all costs have been accounted for and billed.” The subcontract cannot be closed until all past performance evaluation reports have been completed and received in accordance with the Prime CIO-SP2 contract.
G.3 Past Performance Evaluation
Standard past performance evaluations are used for all CIO-SP2 Task Orders to monitor and record overall performance of each Prime Contractor as included herein as Attachment 4, (NITAAC Prime Contractor Past Performance Evaluation Report). This form must be used to evaluate overall task order performance on an annual basis and upon Task Order completion. The COTR completes the NIH form using our electronic system, obtains concurrence from the CO in writing and forwards it to the Prime Contractor for comment. Contractor comments received by the customer within 30 days will be considered in the final evaluation, and must be included in the evaluation form. Once contractor comments are incorporated, the form is forwarded by the customer to the CIO-SP2 CO, for entry into the NIH Past Performance Database. In order for the evaluation to be received on a timely basis, it is required that the form be forwarded through the system to the CIO-SP2 CO no later than 60 days after completion of each period and completion of the Prime contract Task Order. The information collected on the Past Performance Database will be available to all Government agencies and can be used as a source of information for evaluation of contractor past performance for future opportunities.
Any disagreement between the Prime Contractor and the CO regarding an evaluation should be referred to an individual in that customer’s agency one level above the CO, whose decision will be final. The past performance evaluation report shall be submitted electronically. This information will be linked to the NIH Contractor Performance System (CPS).
G.4 Financial Obligation and Payment
a.	A-TEK’s financial obligation shall not exceed the amount funded by this subcontract.

b.	Subcontractor may invoice monthly or bi-monthly (days 1-15 and days 16-31). Invoices must be received by A-TEK each month for the prior month’s services/deliveries in order to be included in the current month invoice to the Government. Invoices will be mailed and marked as an original and three (3) copies. All invoices must reference the Subcontract Number and the Task Number provided at B.1. Schedule of Items, and identify costs separately for each SOW Task.

c.	Payment shall be made within five (5) business days after A-TEK has received the Government’s payment.
H. — SUBCONTRACT PROVISIONS
In addition to the provisions and requirements of the SOW and proposal to DHS, the following provisions shall be applicable to this Subcontract. The provisions marked with an asterisk (“*”)

as well as the General Clauses incorporated herein and provided as Attachment 5 to this Subcontract are compulsory flow down provisions for Subcontractor’s low-tier subcontractors and vendors providing materials and services under this Subcontract and/or the prime Task Order.
H.1 Disclosure *
A-TEK and its agents and Subcontractor and its agents agree to keep in confidence and to prevent the disclosure of, to any person or persons outside their respective organizations or any unauthorized person or persons within such organization, all technical, non-technical and/ or business information designated in writing or by an appropriate stamp or legend by the disclosing party to be proprietary, or orally received and indicated at the time of receipt as being proprietary, provided, however, that neither party shall be liable for disclosure or use of such data or information if the same:
(a)	Was in public domain at the time it was disclosed;

(b)	Was known to the party receiving it at the time of receipt;

(c)	Is disclosed inadvertently despite the exercise of the same degree of care as the recipient party takes to preserve or safeguard its own proprietary information;

(d)	Is independently developed by the receiving party; or

(e)	Becomes known to the party without breach of this Subcontract by the receiving party; or is disclosed after 2 years from the date of this Subcontract. The 2-year period shall survive the termination of this Subcontract.
H.2 Indemnification
Contractor and Subcontractor (each, the “Indemnifying Party”) shall indemnify and hold harmless the other party, its officers and agents( the “Indemnified Party”) to the proportionate extent they are responsible from and against any liabilities or harm including but not limited to death and/or damages incurred by the Indemnified Party as a result of the negligence or gross negligence, willful act, error or omission of the Indemnifying Party in performing in its obligations hereunder, or as a result of a breach by the Indemnifying Party of its obligations hereunder. In no event shall the Subcontractor or its vendors of any tier be eligible in Subcontract, tort, strict liability, warranty, or otherwise, for any special, indirect, incidental, or consequential damages. The Parties shall promptly notify each other of any claims, which are covered by this indemnification provision.
H.3 Non-Waiver of Rights
The failure of A-TEK to insist upon strict performance of any of the provisions in the Subcontract or to exercise any rights or remedies shall not be construed as a waiver of its rights to assert any of the same or to rely on any such provisions at any time thereafter. The invalidity in whole or in part of any provision of this Subcontract shall not affect the validity of other parts hereof.
H.4 Solicitation for Employment
During the term of this Subcontract, neither party shall solicit for employment employees of the other company who have been directly involved in the activities covered by this Subcontract unless the respective company’s management has given its prior consent; the employee has voluntarily terminated from the respective company, and notice of termination is given to the employee or to the hiring company. This provision shall in no way be construed as to waive any rights and obligations with respect to employment agreements.
H.5 General Relationship *
Subcontractor agrees that in all matters relating to this Subcontract it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations, imposed with respect to the performance of this Subcontract. Subcontractor, its agents and lower tier providers are solely responsible for the health, safety, and willful act of its employees and its subcontractors. Subcontractor shall have no right, power, or authority to create any obligation, expressed or implied, on behalf of A-TEK and/or the Government and shall have no authority to represent A-TEK in any capacity on its behalf.
H.6 Applicable State Law and Compliance
This Subcontract shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. Subcontractor agrees to comply with the applicable provisions of any Federal, State or local law or ordinance and all orders, rules and regulations issued there under.
H.7 Entire Agreement
Upon acceptance of this Subcontract, Subcontractor agrees that the provisions under this Subcontract, including all documents incorporated herein by reference, shall constitute the entire agreement between the parties hereto and supersede all prior agreements relating to the subject matter hereto. This Subcontract may not be modified or terminated orally, and no modification nor any claimed waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.
H.8 Conflict of Interest *
It is understood and agreed that the Subcontractor, under the provisions of this Subcontract, or through the performance of the Statement of Work made a part of this Subcontract, is neither obligated nor expected to deliver or provide material or perform work, which will place the Subcontractor in an Organizational Conflict of Interest, which could serve as a basis for excluding the Subcontractor from supplying products or services to the National Institutes of Health (NIH) or other Government agencies. Further, during the course of this Subcontract, the Prime Contractor will not knowingly unilaterally direct the Subcontractor to perform work, in contravention of the above understanding. It will be the Subcontractor’s responsibility to identify and promptly inform A-TEK of any situation in which the potential for or the appearance of an Organizational Conflict of Interest exists or has the potential to materialize. However, prior to the execution of any Task Order or amendment thereto, if the Contracting Officer discerns the potential for an Organizational Conflict of Interest (OCI) insofar as the work to be performed hereunder is understood to involve the preparation of a complete specification of materials leading directly, predictably and without delay to a Statement of Work which will be used in the competitive procurement of a system, the Contracting Officer shall notify the contractor, and the parties shall mutually take action to resolve any potential OCI. This clause will be included in any Subcontracts awarded under this contract. This clause does not relieve the Subcontractor from following up with other contracting offices and their Contracting Officers regarding potential organizational conflicts involving those procurements.

H.9 Conferences
The Prime Contractor may call a conference from time-to-time as deemed necessary to discuss any phase of performance under the Subcontract. All discussions, problems encountered, solutions reached, and evaluations made during any conference shall be documented in the next Monthly Program Status Report for current reporting period. In any case, such reporting shall not, in and of itself, constitute formal direction to and/or Prime Contractor acceptance of the topics discussed.
H.10 Travel *
The Subcontractor shall comply with the requirements FAR 31.205, the Federal Travel Regulations, the Prime CIO-SP2 contract, if applicable, and Section 15 of the SOW. It is expressly stipulated that all travel in conjunction with the Subcontract requires prior approval by the COTR. A-TEK will not reimburse Subcontractor for travel not properly authorized in advance. A-TEK will apply a fixed 6% handling fee to all travel costs. Travel expenses over $25 not supported by receipts will not be reimbursed.
H.11 Key Personnel
Key personnel are those personnel considered to be essential to the performance of the subcontract as identified by the customer and as stipulated in Section 5 of the SOW. Prior to the replacing of key personnel, the Subcontractor shall demonstrate to the satisfaction of the Prime Contractor and COTR that the qualifications of the prospective replacement personnel are equal to or better than the qualifications of any personnel being replaced.
The Key Personnel for this BioWatch SCLDI Project are as follows:
[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

H.12 Insurance Schedule *
All costs associated with insurance requirements shall be borne by the Subcontractor and its subcontractors at no cost to A-TEK or the Government and in accordance with FAR 52.228-7, “Insurance Liability to Third Persons.” The Subcontractor shall maintain the types of insurance and coverage listed below in accordance with FAR 28.307-2 Liability:
     H.12.1. Type of Insurance and Minimum Amounts
a.	Worker’s Compensation and Employee Liability. Subcontractor and its subcontractor’s are required to comply with applicable Federal and state worker’s compensation and Occupational Disease Statutes. If occupational diseases are not compensable under those statues, they shall be covered under the employer’s liability section of the insurance policy, except when contract operations are so co-mingled with a Subcontractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 shall be required, except in States with exclusive or monopolistic funds that do not permit worker’s compensation to be written by private carriers. (See FAR 28.305c for treatment of contracts subject to the Defense base Act.)

b.	General Liability. (1) The Subcontractor and its subcontractor’s shall maintain bodily injury liability insurance coverage written on the compensative form of policy of at least $500,000 per occurrence. (2) Property Damage Liability insurance shall be required only in special circumstances as determined by the agency.

c.	Automobile Liability. The Subcontractor and its subcontractor’s shall maintain automobile liability insurance written on the compensative form of policy. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with performing the contract. Policies covering automobiles operated in the United States shall provide coverage of at least $200,000 per occurrence and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal customary claims.

d.	Aircraft Public and Passenger Liability. When aircraft are used in connection with performing the contract, the Subcontractor and its subcontractor’s shall maintain Aircraft Public and Passenger Liability Insurance. Coverage shall be at least $200,000 pr person and $500,000 per occurrence for bodily injury, other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability bodily injury shall be at least $200,000 multiplied by the number of seats or passengers, which ever is greater.

e.	Vessel Liability. When contract performance involves use of vessels, the Subcontractor and its subcontractor’s shall maintain, as determined by the agency, vessel collision liability and protection and indemnity liability insurance.
     H.12.2. Certificates of Insurance
Prior to commencement of any work under this Subcontract, Subcontractor shall furnish Prime Contractor Certificates of Insurance covering the entire period of performance of this Subcontract, in a format acceptable to Prime Contractor, evidencing the insurance coverage required in this Agreement and containing the following information:
a.	Identify A-TEK, Inc. as an “Additional Insured” with respect to all policies except Workers’ Compensation and employers’ liability.

b.	State that all policies have been endorsed to waive subrogation in favor of A-TEK, Inc.

c.	State that the underwriters agree to provide A-TEK with at least 30 days prior written notice of any cancellation or material change in the coverage.
In addition, the Subcontractor shall furnish Prime Contractor with revised Certificates of Insurance covering any and all subsequent extensions to the initial period of performance of this Subcontract.
H.13 Security *
All individuals working in any laboratory must be certified for that specific laboratory and cleared to handle “Sensitive” material. As stipulated in Section 10 of the SOW, Subcontractor staff may be required to possess a “Secret” level clearance for a given task or site as identified by DHS.
     H.13.1 Information Technology Systems Security *
The security of BioWatch Information Systems must comply with the Department of Homeland Security — IT Security standards provided at task award. Changes to DHS standards will be provided as they are adopted, and DHS and the Contractor/Subcontractor Team will determine through mutual agreement how information systems must evolve to meet new standards.
H.14 Government Furnished Equipment, Information or Services *
Government Furnished Equipment (GFE) and/or Government Furnished Information (GFI) will be provided in accordance with the SOW Section 11. All equipment and information provided to Subcontractor shall be used, stored and maintained with the highest standard of care and only in accordance with the purpose and intent for which it is provided. Subcontractor and its subcontractors are responsible and liable for Government property in their possession pursuant to FAR 52.245-1 and 52.245-2 as applicable.
H.15 Press Releases *
As required by the CIO-SP2 contract, no news release (including photographs, films, and public announcements) on any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made without prior approval of the Prime Contractor and the Government. This restriction applies to all initial and newly developed marketing materials developed for presentation to potential Government customers of this contract vehicle.
H.17 Alternate Dispute Resolution Procedures (ADR)
a.	Background: Pub. L. 101-552 The Administrative Dispute resolution Act encourages the use of alternative means of resolving disputes involving Government agencies. The Act is based on Congress finding that alternative processes, including mediation, often yield decisions that are faster, less expensive and less contentious and can lead to more creative, efficient and sensible outcomes.
b.	Partnering lays the foundation for better working relations on a project including better dispute resolution. This partnership draws on the strengths of each organization in an effort to achieve a quality project done right the first time, within budget and on schedule. This partnership is bilateral in make-up and participation is totally voluntary.
H.18 Non-Personal Services *
a.	As stated in the Office of Federal Procurement Policy Letter 92-1, dated September 23, 1992, Inherently Governmental Functions, no personal services shall be performed under this Subcontract. No Subcontractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Subcontractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Subcontractor employee, the Subcontractor shall promptly notify the Prime of this communication or action.

b.	The Subcontractor shall not perform any inherently Governmental actions under this Subcontract. No Subcontractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Subcontractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this Subcontract, Subcontractor employees shall identify themselves as Subcontractor employees and specify the name of the company for which they work. In all communications with other Government contractors in connection with this Subcontract, the Subcontractor employee shall state that they have no authority to in any way change the Subcontract and that if the other contractor believes this communication to be a direction to change their contract, they should notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

c.	The Subcontractor shall ensure that all of its employees working on this Subcontract are informed of the substance of this clause. Nothing in this clause shall limit the Prime Contractor’s or the Government’s rights in any way under any other provision of the Subcontract, including those related to the Government’s right to inspect and accept the services to be performed under this Subcontract. The substance of this clause shall be included in all Subcontracts at any tier.
H.19 SECTION 508 OF THE REHABILITATION ACT OF 1973 AS AMENDED *
In accordance with Section 508 Requirements, electronic and information technology (EIT) procured through this Agreement must meet the applicable accessibility standards at 36 CFR 1194, unless the procuring Government Agency establishes a published exception to this requirement. Part 36 CRF 1194 implements Section 508 of the Rehabilitation Act of 1973, as amended, and is viewable at http://section508.gov. In accordance with Part 1194, the Subcontractor shall indicate for each line item in the schedule whether each product or service is compliant or non-compliant with the accessibility standards at 36 CFR 1194. Further, the Subcontractor must indicate where full details of compliance can be found (e.g., Subcontractor’s website or other exact location).

I — FAR CLAUSES INCORPORATED BY REFERENCE *
The applicable Federal Acquisition Regulation (FAR) Clauses are hereby incorporated with the same force and effect as if they were given in full text and included as part of Attachment 5. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
J — LIST OF ATTACHMENTS
1 — Statement of Work
2 — Technical Proposal
3 — Laboratory Labor Rates
4 — NITAAC Past Performance Evaluation Report
5 — FAR/HHSAR Clauses

- — END OF SUBCONTRACT — -

ATTACHMENT 1

CIO-SP2i - NITAAC Statement of Work (SOW)
Task Order Title — BioWatch Staffing, Communication, and Laboratory Data Integration
As of – 07/19/04
Agency — The Department of Homeland Security (DHS)
1. Task Order Title
The Department of Homeland Security (DHS) Science and Technology Directorate has initiated the BioWatch Program as part of its bio-security efforts to enhance our nation’s ability to be prepared for and to respond to bioterrorism.
2. Background
The Department of Homeland Security (DHS) BioSecurity Program has been considering alternate models of performing and managing certain activities under the BioWatch program. BioWatch laboratory analysis currently operates mostly with temporary/term employees hired and managed by the Centers for Disease Control under agreement with DHS. These temporary employees have been fielded in public health laboratories across the United States. Functionally, each of these groups of employees reports to a state or local public health agency laboratory manager.
[***]
Building on unprecedented investments in our public health and bio-surveillance infrastructure since September 11, 2001 and the anthrax events of later that year, President Bush’s Bio-Surveillance Program Initiative calls on DHS to expand and upgrade the BioWatch Program and create a system to integrate a broad variety of surveillance data from across the Government. A key component of this initiative is an expansion and deployment of the next generation of technologies employed by the BioWatch Program, including enhanced situational awareness data systems, that will provide an enhanced national bio-surveillance early warning system.
3. Objectives
The objectives of this Task Order are:
(1) To develop the capacity for, and carry out the staffing of, new BioWatch Program locations as authorized;
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(2) Augment existing BioWatch Program locations as needed, to include meeting surge requirements; manage and integrate the BioWatch Information Systems and Web Portal with pertinent data sources;
(3) Facilitate bioterrorism consequence management capacity building; and
(4) Assist with the establishment and management of BioWatch research partnerships.
The resultant CIO-SP2 Task Order will be incrementally funded with Task descriptions defining the specific use of those funds with the scope of the tasks below.
4. Scope
This work falls within the CIO-SP2 Task areas of 5 – Critical Infrastructure Protection and Information Assurance and area 8 – Clinical Support, Research and Studies.
5. Specific Tasks
The following outline specific Tasks under this CIO-SP2 Contract Task Order:
5.1 Task 1 – Contract-Level and Task Order (TO) Management
5.1.1 Subtask 1 – Contract-Level Program Management
Contract Level Program Management is required to maintain compliance with all CIO-SP2 requirements and ensure Quality Assurance.
5.1.2 Subtask 2 – Task Order Management
Project Level Task Order Management is required to manage the day-to-day performance and project management to include productivity and management methods such as Quality Assurance, Configuration Management, Staffing, Security Management and all centralized administrative and documentation functions needed at the contract level. A monthly status report is required.
5.2 Task 2 – BioWatch Surveillance Team
The Contractor shall provide staff to manage and/or operate the day-to-day BioWatch activities at state and municipal public health organizations within the United States, working closely with the Environmental Protection Agency and Centers for Disease Control and Prevention staff at each designated laboratory or field collection activity. The BioWatch Surveillance Team activities may include:
•	Field collection of samples from designated samplers

•	Receiving samples from the designated site of collection at least daily

•	Sample Intake to include sample categorization, batching, bar coding, scanning, and entering the data into the BioWatch Information System for processing

•	Sample extraction and preparation for analysis

•	Analysis for threat agents and documentation of results

•	Data entry of analysis results into BioWatch Information System and processing for dissemination to appropriate parties

•	Follow-on tracking of associated tests with input into the BioWatch Information System

•	Appropriate chain-of-custody tracking

•	BioWatch Information Systems “reach-back” from DHS to local/state laboratory through either the Health Alert Network or other mechanism for follow up communications.
5.3 Task 3 – BioWatch Surveillance Team – Surge Capacity
The Contractor shall provide staff to manage the surge of BioWatch activities at any location that detects unacceptable levels of biological threat agents, or as directed by DHS. This task includes the same tasks as the day-to-day duties outlined in Task 2 above, but with increased frequency. The Contractor will develop flexible and coordinated staffing models for surge capacity with public health laboratories that are part of the BioWatch program.
5.4 Task 4 – BioWatch Surveillance Team Training
The Contractor shall provide and develop staff training, where necessary, for cross-training of lab technician and microbiologist duties, to include web portal utilization training, as identified by DHS.
The Contractor shall develop and run exercises and update training material for sample collection, lab technician, microbiologist, and incident response duties as identified by DHS.
5.5 Task 5 – BioWatch Information Systems Management
The Contractor shall provide staff to manage BioWatch Information Systems with hosted implementation to include the following:
•	Maintain, administer, and enhance the BioWatch Information Systems, as needed.

•	Staff to assist in the overall of the BioWatch information systems and resources

•	Develop and maintain a web portal for outreach, coordination, and collaboration, including Public Health Architecture and Informatics and IT architecture and IT Web development; this will also include the development and maintenance of a secure portal for Government use to include IT Systems Engineering to address security and enhancements required for drills and events as identified by DHS

•	Develop and maintain the workflow process for the BioWatch Program’s data and information management

•	Develop and maintain local and state laboratory integration of the BioWatch Information Systems with appropriate Laboratory Information Management Systems, Lab Response Network (LRN) and Health Alert Network (HAN) communications

•	Develop and maintain redundant BioWatch Information Systems message connection brokers

•	Support the interface of RODS and ESSENCE for designated BioWatch cities.

•	Staff to assist in the customized planning, implementation, and data integration strategies for each participating laboratory as directed by DHS

•	Provide monthly uptime, usage, and performance reports on the web portal

•	Develop and maintain training, assessment, and support for field staff as well as the collaboration tools for outreach

•	Develop and maintain clinical data sets in combination with syndromic surveillance systems for cities as a part of BioWatch pilot and demonstration projects

•	Provide liaison among local public health laboratory’s information management units and
•	The Environmental Protection Agency,

•	The Centers for Disease Control and Prevention and Food and Drug Administration within the Department of Health and Human Services,

•	The Department of Agriculture,

•	Other federal agencies concerned with health or homeland security data,

•	The Association of Public Health Laboratories, and

•	Other national, state and local health and homeland security organizations with an interest in BioWatch data,
5.6 Task 6 – Administration and Personnel Management
The Contractor shall provide staff to assist in the management of BioWatch administrative and personnel management activities to include:
•	Appropriate liaison to local public health laboratories and other stakeholder organizations, e.g., the Association of Public Health Laboratories

•	Staff to assist in the customized personnel planning and implementation strategies for each participating laboratory

•	Staff to assist in the overall management of the BioWatch program’s personnel and fiscal processes.
5.7 Task 7 – BioWatch Operations and Enhancement Review Committee
The Contractor shall provide resources to host and facilitate meetings of the BioWatch Operations and Enhancement Review Committee. The Committee will include approximately 8-10 members and 2-3 DHS staff. The Advisory Committee will meet up to 6 times a year in locations across the United States.
5.8 Task 8 – BioWatch Signal Interpretation and Consequence Management Facilitation
The contractor will be responsible for working closely with other organizations to assist each BioWatch city with signal interpretation integration and decisional analysis with consequence management preparedness. This may include organizing and overseeing several Table Top exercises across the nation, as well as various BioWatch consequence management workshops, where all involved stakeholders can participate and obtain information and skills for development and enhancement of their cities’ signal interpretation and consequence management plans. These Table Top exercises will include participation from the following:
•	Local City Officials – Mayor’s Office, Local Law Enforcement

•	Local and State Laboratory Response Network (LRNs) and Epidemiologists

•	Federal Law Enforcement Officials – FBI, Weapons of Mass Destruction Officials

•	Federal BioSecurity Officials
5.9 Task 9 – BioWatch Research and Study Assistance
Provide the necessary research, development, test, and evaluation coordination with pre-selected BioWatch partnering cities, health departments, and universities to lead selected studies, analyses, and technology deployment activities that will be implemented by the BioWatch Program during the contract period of performance.
The contractor should be able to work with the selected partnering bodies in order to effectively launch and carry-out critical research studies, in progress reviews, meetings, and conference support for the BioWatch Program.
6. Contract Type
The resultant CIO-SP2 Task Order will be Time and Materials (T&M).
7. Place of Performance
Tasks 2 through 9 can take place at the Government’s laboratory site at any designated city within the United States; representative cities include, but are not limited to:
[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

The BioWatch Information Systems Management support will be performed at the local public health laboratory site, at the Department of Homeland Security location in Washington, DC, and at the Contractor’s site as agreed to by DHS.
8. Period of Performance
The total period of performance for the scope of this contract will be for a six (6) month year base period with two (2) one-year options to extend for a total performance period of two and a half (2.5) years. Incremental funding will be provided for each site under each Task, as needed.

Base Period	Date of award – Six months post date
Option Year 1	One (1) year from end of base period contract
Option Year 2	One (1) year from end of Option Year 1
9. Deliverables/Delivery Schedule
Deliverables will be cited in each Task as it is funded. In addition, a monthly status report for overall performance under the Task Order is required. The report should be organized by statement of Work Tasks, milestones and deliverables for each task for each location. The report should also include budgeted vs. actual expenditures.

SOW
TASK
#	DELIVERABLE TITLE	DESCRIPTION	DUE DATE
1	Status Report	Overall project performance categorized by Work Task. Milestones, deliverables, and budget information to be included. To be delivered in MS Word format to the COTR, Contracting Officer, and designated DHS Project Manager.	Monthly, on 10th calendar day
2	Pilot Site Staffing	Four lab analysts deployed to a DHS BioWatch Pilot Site	Within 30 days of award
2	Core Management Staffing	All Core Management Staff hired and engaged in performance of the tasks outline within this SOW.	Within 30 days of award
3	Surge Capacity Staffing Plan	Provide DHS BioWatch staff with a surge capacity staffing plan for select cities. Plan is to be delivered in MS Word format.	Within 90 days of award
7	Operations and Enhancement Review Committee	Convene a BioWatch Operations and Enhancement Review Committee	Within 60 days of award
1	In-Process Review	Deliver on In-Process Review and Briefing to key DHA BioWatch Staff.	Within 90 days of award and every 6 months thereafter

SOW
TASK
#	DELIVERABLE TITLE	DESCRIPTION	DUE DATE
4	Updated Training Material	Provide DHS BioWatch staff with updated training materials, including developed training exercises and manuals.	Within 180 days of award
5	Data Integration Roadmap	Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems. To be delivered in electronic media format.	Within 180 days of award
10. Security
All individuals working in any laboratory must be certified for that specific laboratory and cleared to handle “Sensitive” material. Contractor staff may be required to possess a “Secret” level clearance for a given task or site as identified by DHS.
10.1 Information Technology Systems Security
The security of BioWatch Information Systems must comply with the Department of Homeland Security - IT Security standards provided at task award. Changes to DHS standards will be provided as they are adopted, and DHS and the Contractor will determine through mutual agreement how information systems must evolve to meet new standards.
11. Government Furnished Equipment (GFE)/Government Furnished Information (GFI)
Since all laboratory diagnostic work will be performed at a local or state public health laboratory site, all laboratory diagnostic GFE/GFI is anticipated to be provided by the hosting laboratory. Information systems equipment will be maintained at a site of DHS’ direction which may include government and/or contractor’s sites.
12. Packaging, Packing, and Shipping Instructions
The contractor shall ensure that all items are preserved, packaged, packed and marked in accordance with best commercial practices to meet the packing requirements of the carrier and to ensure safe and timely delivery at the intended destination.
All data and correspondence submitted shall reference:
1. The CIO-SP2i Task Order Authorization Number
2. The NITAAC Tracking Number
3. The government end user agency
4. The name of the COTR
Containers shall be clearly marked as follows:
1. Name of contractor
2. The CIO-SP2i Task Order Authorization Number
3. The NITAAC Tracking Number
4. Description of items contained therein

5. Consignee(s) name and address
13. Inspection and Acceptance Criteria
A final inspection and acceptance of all work performed, reports and other deliverables will be performed at the place of delivery.
14. Accounting and Appropriation Data
The resultant CIO-SP2 Task Order will be incrementally funded with the implementation of each Task. Accounting and appropriation data will be specified with funding of each Task.
15. Travel
Contractor travel shall be required to support certain task orders within this SOW. All travel required by the Government will be reimbursed to the Contractor in accordance with the Federal Travel Regulations. The contractor shall be responsible for obtaining COTR approval, via electronic mail, for all reimbursable travel in advance of each travel event.
16. Other Pertinent Information or Special Considerations
Travel may be required and will be identified within the Task as it is funded for laboratory staff.
Laboratory Staff must meet the following minimum requirements:
•	Director-Microbiologists must possess a PhD and must be qualified to work in a Bio Safety Level 3 Laboratory

•	Microbiologist must possess a Masters Degree and must be qualified to work in a Bio Safety Level 3 Laboratory

•	Lab Technicians must possess a Bachelors Degree and must be qualified to work in a Bio Safety Level 2 Laboratory
Administrative and Information System staff must meet the following minimum requirements. All members of the administration and information systems unit must be proficient in:
•	Public health system development

•	Pertinent CDC, HHS and DHS standards for the management and administration of health and homeland security data and information

•	Creating and implementing programs and activities that are part of CDC’s Public Health Information Network
The Administrative and Information Management System Staff are expected to work as a cross-functional team. The Contractor must describe the team’s roles and identify key personnel with qualifications. Contractor must also identify costs of travel for the Administrative Systems staff for the base year.

17. Post-Award Administration
The Contractor shall provide a monthly status review and Semi-Annual Program Review meetings to discuss overall performance and requirements evolving within the general scope of work.
18. Evaluation Criteria
There are three major evaluation factors – (1) Technical/Management Approach (2) Past Performance (3) Cost/Price. The following methodology will be used to evaluate the task order proposals received.
17.1	Technical/Management Approach (50%) – Technical/Management proposals shall describe the capability of the offerer’s organization to perform the work in accordance with the contract requirements, demonstrate a comprehensive understanding of the requirements. The proposal shall be specific and complete in every detail and shall contain the information necessary to evaluate the offerer’s proposal. In particular, the proposal shall demonstrate the contractor’s knowledge of the BioWatch Program and Public Health environment and provide the technical approach(s) for each Task requirement, as well as providing detailed information regarding the contractor’s proposed staffing mix, including resumes for all key management personnel that are part of the contractor’s team. The proposal will also show the contractor’s ability to quickly staff and describe the staffing plan to identify and obtain appropriately skilled individuals for this Task Order, to include:
•	Phase-in plan;

•	Use of subcontractors (if proposed);

•	Corporate and on-site Task Order management;

•	General proposed staffing plan (including resumes for key project personnel)
17.2	Past Performance (30%) – The Contractor shall identify three (3) contracts, which it has recently performed, or is currently performing, that are similar in nature to this Task Order. If the Contractor has not performed three such contracts, it shall identify as many similar contracts as it has performed or is performing. The Contractor shall provide the following information with respect to each of these contracts:
•	Contract number, contract type, and dollar value;

•	Date of contract award and period of performance;

•	Name, address, and telephone number of all applicable contract points of contact; and

•	Brief description of contract work, scope, and responsibilities.
17.3	Cost/Price (20%) – The Contractor shall price each task and site for evaluation purposes and to establish the ceiling for this effort. The cost will be evaluated for balance and reasonableness of staffing based on the approach and relevant personnel experience. The price proposal shall be developed on a time and materials basis, and be broken down by labor and a Not to Exceed (NTE) amount for travel and Other Direct

Costs (ODCs). This contract will not be based solely on the lowest cost. Technical approach will carry a higher score.

ATTACHMENT 2

Task Order Proposal
Under
CIO-SP2i Contract #263-01-D-0084
Task Order C-2329
BioWatch Staffing, Communications,
and Laboratory Data Integration
Prepared for:
The Department of Homeland Security
Office of Procurement Operations
1120 Vermont Avenue, NW
Washington, DC 20528
Attn:  Aaron H. Ford
Prepared by:
A-TEK, Inc.
602 South King Street
Suite 300
Leesburg, VA 20175
and
Virtual Alert, Inc.
Corporate Office and Administration
7748 Herschel Avenue
LaJolla, CA 92038
Proposal B2040730-1 — Revision 3
09 August 2004
This proposal includes data that shall not be disclosed outside the Government and shall not be duplicated, used or disclosed in whole or in part for any purpose other than to evaluate this proposal or quotation. If, however, a contract is awarded to A-TEK as a result of or in connection with the submission of this data the Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government’s right to use information contained in this data if it is obtained from another source without restriction. The data on each sheet of this proposal is subject to this same restriction.

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

Table of Contents

A. TASK DESCRIPTION	1

B. POINTS OF CONTACT	1

C. INTRODUCTION	1
C.1. A-TEK, Inc.	2
C.2. Virtual Alert, Inc.	2
C.3. Public Health Foundation Enterprises, Inc.	2
C.4. Team Partners	3

D. UNDERSTANDING OF REQUIREMENT	4
D.1. Background	4
D.1.1. Initial Processing and Information Collection	5
D.1.2. Data Interchange with Initial Results	6
D.1.3. Signal Events, Automated Tools and Consequence Management	7
D.1.4. Integration with Existing Systems and Other Initiatives	7
D.2. Approach and Recommendations of the RFP Response	8
D.3. Analysis of SOW and Supplemental Information	10
D.3.1. Updated Definition of Deliverables and Assumptions	13
D.4. Supplemental Information	16
D.4.1. Core Management Staff	16
D.4.2. Exercise, Workshop and Training	16
D.4.3. Staffing for[**]and Data Connectivity	16
D.4.4. Workshop/Exercise Allocation	16
D.4.5. Pilot Lab Staffing	17
D.4.6. Allocation for Two OERC meetings	17
D.4.7. Travel Allocation for staff	17
D.4.8. Allocation for Local Lab Staff certification process	17
D.4.9. Surge Capacity Allocation	17
D.4.10. [**]	17

E. SPECIFIC TASKS	17
E.1. Task 1 - Contract-Level and Task Order (TO) Management	18
E.1.1. Subtask 1 - Contract-Level Program Management	18
E .1.2. Subtask 2 - Task Order Management	19
E.1.3. Staffing Estimate	29
E.2. Task 2 - BioWatch Surveillance Team	30
E.2.1. Response	30
E.2.2. Staffing Estimate	32
E.3. Task 3 - BioWatch Surveillance Team — Surge Capacity	32
E.3.1. Response	33
E.3.2. Staffing Estimate	35

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E.4. Task 4 - BioWatch Surveillance Team Training	35
E.4.1. Response	35
E.4.2. Exercises	36
E.4.3. Options	37
E.4.4. Staffing	37
E.5. Task 5 - BioWatch Information Systems Management	37
E.5.1. Response	38
E.5.2. Resource Estimates	43
E.6. Task 6 - Administration and Personnel Management	44
E.6.1. Response	45
E.6.2. Staffing Estimate	45
E.7. Task 7 - BioWatch Operations and Enhancement Review Committee	45
E.7.1. Response	45
E.7.2. Staffing Estimate	46
E.8. Task 8 - BioWatch Signal Interpretation and Consequence Management Facilitation	46
E.8.1. Response	47
E.8.2. Staffing Estimate	53
E.9. Task 9 - BioWatch Research and Study Assistance	54
E.9.1. Response	54
E.9.2. Staffing Estimate	55

F. OTHER PERTINENT INFORMATION	55
F.1. Security	55
F.2. Information Technology Systems Security	56
F.3. Government Furnished Equipment (GFE)/Government Furnished Information (GFI)	56
F.4. Travel	56
F.5. Staff Requirements	56

G. KEY PERSONNEL QUALIFICATIONS MATRIX	57

H. KEY PERSONNEL	58

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Contract Number: Task Order No.: Contracting Officer: COTR: Contractor:	263-01-D-0084 C-2329 Mr. Aaron H. Ford Dr. Peter Estacio A-TEK, Inc.

Task Order Title:	BioWatch Staffing, Communications and Laboratory Data Integration

A.     Task Description
This work is proposed to be performed under the A-TEK, Inc. CIO-SP 2 Innovations NIH Contract Number 263-01-D-0084 and will provide services as defined in the July 23, 2004, Statement of Work (SOW) for BioWatch Staffing, Communications and Laboratory Data Integration (SCLDI) in support of the Department of Homeland Security (DHS) CIO-SP2 Tracking Number C-2329, as amended through Amendment 6 dated July 29, 2004.
B.     Points of Contact

Contracting Officer:	Mr. Aaron H. Ford aaron.ford1@dhs.gov 202-357-8312 The Department of Homeland Security Office of Procurement Operations 1120 Vermont Avenue, NW Washington, DC 20528

COTR:	Dr. Peter Estacio peter.estacio@dhs.gov 202-654-6073 The Department of Homeland Security Systems Engineering and Development Office 1120 Vermont Avenue, NW Washington, DC 20528
C.     Introduction
The A-TEK Team proposed for this has been selected for their quality performance reputation and relevant capabilities to assist with DHS’ requirement for BioWatch Staffing, Communication and Laboratory Data Integration (SCLDI) services. A-TEK, Inc. proposes to use Virtual Alert, Inc., working with Public Health Foundation Enterprises, Inc., as our subcontractors to perform the direct project management and all technical work on the BioWatch SCLDI task. A-TEK, Inc. will provide the CIO-SP2 contract-level program management services required of Prime contractors under the CIO-SP2 contract.

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C.1. A-TEK, Inc.
A-TEK, Inc. (A-TEK) is a small, minority, and woman-owned, SBA 8(a) certified firm with an excellent performance record in the CIO-SP2 and Image World2 GWAC programs, successfully performing on 80 separate orders totaling more than $20M in value and winning performance awards under each contract. A-TEK enjoys an outstanding reputation for providing efficient cost control (always meeting the client’s needs within budget), prompt delivery (always on time or ahead of schedule), and consistently providing high quality products and services (overall best value). The A-TEK Team’s senior management is led by successful professionals, each with more than 20 years of experience in the services area. A-TEK’s customer-oriented methodology allows A-TEK to respond quickly to resolve problems immediately and appropriately, minimizing cost implications for clients. A-TEK has a DoD SECRET clearance, with TOP SECRET (TS/SCI) currently in process.
C.2. Virtual Alert, Inc.
Virtual Alert, Inc. (Virtual Alert) is a leading Public Health systems integrator that offers a comprehensive software platform that enables state and local government organizations to disseminate public health and safety alerts and advisories to first responders and other parties. Emergency warnings concerning communicable diseases and other epidemiological threats flow seamlessly to appropriate state, county and local agencies, clinicians and other professionals involved in Public Health. Using the company’s suite of products and services, public health and homeland security agencies can quickly respond to terrorism, bio-emergency and other events from within the jurisdiction, from neighboring states or as appropriate from the U.S. Department of Homeland Security as well as other Federal Agencies. As an information technology provider, Virtual Alert affords state and local governments the information technology capability to interact with the emergency personnel, to prepare for disaster and to keep the public informed.
Virtual Alert will be working with Public Health Foundation Enterprises, Inc. predominantly to accommodate the staffing of the BioWatch Surveillance Team and Surge Capacity tasks.
C.3. Public Health Foundation Enterprises, Inc.
Public Health Foundation Enterprises, Inc. (PHFE) Management Solutions, a California 501(c)3 nonprofit organization, provides infrastructure support and management services to a wide array of nonprofit, government and for-profit programs throughout the United States, and internationally. For more than 34 years, PHFE has provided nationally recognized expertise in capacity building, fiscal intermediary and management and administrative services through the seamless delivery of four integrated core competencies: Program Development, Human Resources, Fiscal Services, and Evaluation & Contract Administration. PHFE Management Solutions is dedicated to improving the health and well being of people and communities by providing a wide spectrum of quality management services. As a nonprofit organization, PHFE serves as a catalyst to meet the public health challenges of tomorrow in partnership with government, nonprofit and for-profit organizations.

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C.4. Team Partners
The A-TEK BioWatch SCLDI Team will utilize several additional strategic partners in the performance of this project, as needed. The most significant partners are as follows:
State and Local Health Informatics Consortium
The State and Local Health Informatics Consortium (SLHIC) is a 501c3 non-profit organization working to further the active use of information technology and open standards in Public Health Informatics. SLHIC is a Community of Practice that focuses on collaboration within and between jurisdictions and works to provide a forum to develop recommendations and further best practices for communication protocols between federal agencies and state and local public health agencies. SLHIC is an evolving entity meant to complement other national organizations and efforts with different foci.
Virtual Reality Medical Center and the Interactive Media Institute
Virtual Reality Medical Center (VRMC) currently uses virtual reality exposure therapy (3-dimensional computer simulation) in combination with physiological monitoring and feedback to treat panic and anxiety disorders. These conditions include specific phobias such as fear of flying, fear of driving, fear of heights, fear of public speaking, fear of thunderstorms, claustrophobia, agoraphobia, social phobia, panic disorder, and posttraumatic stress disorder due to motor vehicle accidents. General stress management and relaxation skills are taught for stress-related disorders.
The Interactive Media Institute (IMI) is a 501(c)3 non-profit organization working to further the application of advanced technologies for patient care. IMI sponsors national and international workshops, meetings, and continuing education courses. The Institute is also active in conducting research and clinical trials, and specializes in virtual reality, telehealth, videogame virtual reality, and human-computer interaction research. IMI is actively working with world leaders who are experts in utilizing virtual reality, multimedia, computer-generated avatars, personal robots and other technologies to treat patients with both mental and physical disorders.
The SIMI Group, Inc.
The SIMI Group (SIMI) is a private consulting firm that specializes in the development of information and knowledge infrastructures for public health. SIMI is a leading implementer of laboratory information management systems; data sharing and exchange systems and technologies; patient and contact tracking systems; disease and health surveillance systems and complex public health vocabulary and coding systems. SIMI is a member of HL7 and has received recognition from HIMSS/IHE for demonstrating interoperability of public health systems.

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UC Davis Medical Informatics Program
The UC Davis Health System, already having developed a nationally recognized program in Telemedicine and Telehealth, has recognized that the field of Medical Informatics is a closely allied discipline that provides the training and research opportunities for individuals to assess, develop, and implement new technologies that will provide decision support to health care professionals and biomedical scientists. The program is designed to provide knowledge about the way information is handled in the health industry. Coursework is designed to allow medically-oriented individuals with some background in computer programming to study Biomedical Informatics as it pertains to (1) Database modeling and design of non-graphical information (e.g. patient records); (2) the storage and metadata of graphical datasets (e.g. MRI scans); (3) informational linking and retrieval of graphical and non-graphical datasets.
D. Understanding of Requirement
Building on unprecedented investments in our public health and bio-surveillance infrastructure since September 11, 2001 and the anthrax events of later that year, President Bush’s Bio-Surveillance Program Initiative calls on DHS to expand and upgrade the BioWatch Program and create a system to integrate a broad variety of surveillance data from across the Government. A key component of this initiative is an expansion and deployment of the next generation of technologies employed by the BioWatch Program, including enhanced situational awareness data systems that will provide an enhanced national bio-surveillance early warning system.
There are many aspects to the BioWatch Program that must work in concert to achieve maximum effectiveness. The success of BioWatch to date has demonstrated the potential that can be realized through expansion and deployment of the next generation of technologies. By seizing on the present opportunity, the A-Tek BioWatch Staffing, Communication, and Laboratory Data Integration team (BioWatch SCLDI Project Team) will work to improve the impact, effectiveness and timeliness of the situational awareness data used by DHS at local and state levels.
D.1. Background
As a part of this RFP process, the BioWatch SCLDI team members reviewed BioWatch processes, implementations and potential with a number of existing, former and non-customers. This review process was critical to the development of our approach to furthering the BioWatch effort and our response to this RFP. From an informatics perspective, it is helpful to look at BioWatch in four ways:
•	Initial Processing and Information Collection

•	Data Interchange with Initial Results

•	Signal Events, Automated Tools and Consequence Management

•	Integration with Existing Systems and Other Initiatives

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D.1.1. Initial Processing and Information Collection
The following are high level steps in the initial processing and information collection workflow that appear to be common across the BioWatch community:
•	Initial data collection is done on a [**] by [**] at the site of [**];

•	The [**] sample and information is transported by [**] and received at [**];

•	The [**] receives a [**] data and follows a [**]to log and prepare the sample for tests;

•	Tests are performed and data is output from the test device. [**];

•	The BioWatch Management System transmits the data entered to the CDC or some other location.
Note that in some jurisdictions, a separate database application has been developed in order to log locally the same data that is input into the BioWatch Information System.
This process is not new to Public Health. It is an example of the implementation of a Laboratory Information Management Systems (LIMS) specific to a need. This has been the traditional approach to the development of LIMS, but significant progress has been made in defining new directions to LIMS from an enterprise-wide standpoint. The Association of Public Health Laboratories has developed a set of recommendations for LIMS that should be included in the BioWatch process. This is especially important for multiple jurisdictions that have had a recent decline in from their existing LIMS vendor.
There are a number of opportunities that can be addressed in this process:
•	Automating a number of manual steps of the process to reduce manual data entry and opportunities for error;
•	Using electronic tools such as individual RFID tags or smartcards for users to improve the speed and quality of the chain-of-control process;
•	Capturing the test results electronically, in detail, so that they can be used locally at a later time, or more easily be combined with other test data;
•	Use the Health Alert Network to communicate and collaborate internally and with key partners (i.e. DHS, CDC and the local FBI liaison;
•	Providing an expansion of the BioWatch Management System capabilities to remove the need for duplicative data entry systems, allow for local control of the data, how it is used and what detail is transmitted to specific partners; and,
•	Further integrating the data into the local laboratory information process so that it can subsequently be used for analysis or on a regional/state basis.
These new processes must be developed and deployed recognizing the technical, physical and policy challenges. An example, is the connectivity issue of how [**]
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[**] connect, to the [**] network or the Internet in a secure manner. Local rules and policies must be observed to allow the BioWatch enhancements to be incorporated into the existing information technology environment.
The BioWatch SCLDI team has developed tools to address this particular problem directly. A piece of code is installed on the [**] where it can securely be logged and integrated with [**] to reduce errors and provide additional information.
This is one example illustrating how the BioWatch SCLDI team will use technology to facilitate the acceptance and use of BioWatch at the local level.
D.1.2. Data Interchange with Initial Results
Data Interchange with Initial Results is critical and many state and local jurisdictions are expending tremendous resources to incorporate Integrated Message Broker technologies internally within their organization. Not only is this a component of the guidance for the NEDSS funding, and updated in the PHIN guidance, it is a practical realization of the value of messaging-based concepts and the powerful flexibility of XML.
Implementing a message broker into an information technology environment is a non-trivial effort, with many vendors and contractors vying for that business. It is crucial that the competitive process be carried out through the use of standards-based interfaces to allow the various BioWatch components to work in these environments.
[**]. The BioWatch SCLDI effort will embrace the concept of integration using open standards and support communication with a variety of message broker and security technology.
Local control of who gets what and how much data or information is paramount to the acceptance of any system that has data that can be interpreted in a variety of ways. The BioWatch SCLDI approach will provide [**] with the tools to configure and audit what and how data is transferred, and to what party, will be included.
The people and policy processes must be incorporated into the training, exercises and use of the BioWatch system so that practical decisions can be made as to what level of granularity [**] is provided to partners. This decision and formatting should be done locally, with secure connections to each partner.
This will help to build the “trust” between the members of the BioWatch Community of Practice.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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D.1.3. Signal Events, Automated Tools and Consequence Management
The interpretation of the data from the current BioWatch implementation is a concern at both the local laboratory and the political levels. The opportunities outlined in the previous two sections will help to address these concerns and to build trust. It is important that all aspects of this phase be well-documented and understood.
A good example was presented at a gathering of public health informatics professionals when the initial signal event is potentially positive. It was clear that [**]. There were many questions on what the protocol would be for communications, and even more on the supporting technology:
•	Who will notify [**]
•	Why do I send these results to the [**]
•	How will I inform the [**] that this is related to one of my cases?
•	How will we securely collaborate?
•	How will I be notified [**]
[**]
It is through the use of training, education and exercises that these lessons and best practices can be shared to reinforce the overall goals and objectives of the BioWatch program. When combined with the Community of Practice and the tools that will be available on the [**], the local partners can be assured that their input and perspectives are being addressed within the context of national, and international, demands for homeland security.
D.1.4. Integration with Existing Systems and Other Initiatives
[**]:
•	Align guidance from the various grants and programs across the federal government so that state and local partners have a unified, clear direction on how to incorporate BioWatch into other efforts;
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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•	Promote or develop exemplar instantiations of BioWatch that are fully integrated within the laboratory and public health information infrastructure;
•	Integrate [**];
•	Provide best practices for the use, training, education and exercises to promote the many aspects of BioWatch from both technology and people perspectives; and,
•	Use Open Standards and processes that are well documented to encourage the acceptance by state and local information technology professionals.
It is clear to the BioWatch SCLDI team that, working together, we can quickly enhance and improve the use, understanding and acceptance of BioWatch to further enhance Homeland Security and the general health of the public.
D.2. Approach and Recommendations of the RFP Response
Our approach for assisting in the process of implementing the next generation of BioWatch is dependent on empowering local and state public health professionals and systems to be further integrated into the overall process. This will be accomplished by formalizing and cultivating a Community of Practice for BioWatch; building rich content and forums for communication and collaboration of tools, techniques and best practices; delivering training materials and exercises so BioWatch becomes a comfortable part of day-to-day activities; providing local control of how and when data and information is exchanged; and clarifying the guidance attached to funding efforts to encourage the integration of BioWatch with other systems in a unified and well-defined manner.
It is important to note that advanced algorithms for determination of sentinel events or interpretation of BioWatch test data is not included in the approach or recommendations at this time. It is not that they are without merit, certainly one of the goals of Public Health is to be able to improve the accuracy and recommendations from these tools and techniques to improve the decision making capabilities of Public Health professionals.
We feel strongly that current efforts are focused on improving the baseline functionality and use of BioWatch in local and state programs. BioWatch must be integrated with the people and processes in the labs, and data shared with other systems, to provide better contextual information in order to make more informed and knowledgeable decisions. This effort should work in parallel with, and we hope to improve, the development of advanced algorithms and analysis and we will continue to work to those ends.
Staffing for the BioWatch Program must be coordinated across all areas in order to provide consistent levels of service and data quality. Training, exercises and surge capacity are inter-related and must incorporate ongoing feedback and education to improve the value of BioWatch
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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at all levels. The BioWatch Project Team recommends the consolidation and coordination of DHS-provided lab personnel as well as unified business processes for training, exercises, surge capacity and on-going education.
Crucial to the success of this effort is to recognize the differing needs of the various participants in the BioWatch Program:
•	Local health departments running the BioWatch Management System;
•	Health departments in surrounding jurisdictions that provide lab support;
•	Local and state health departments with surveillance data;
•	Hospitals and First Responders with intake data;
•	EPA and CDC staff supporting BioWatch; and,
•	Homeland Security and Emergency Management for response.
Clear and consistent communication and collaboration of all participants is necessary for overall success. The BioWatch Project Team recommends building and extending on an existing infrastructure for this Community of Practice that is in place with the Health Alert Network.
Public Health labs are rich and diverse in their staffing, local characteristics and use of information technology. This is especially true of Laboratory Information Management Systems and data sharing with partner laboratories, both public and private. As information systems evolve and are implemented at various levels, interdependencies must be reduced to the greatest extent possible. The BioWatch SCLDI Project Team recommends the secured use of [**] of [**] to ensure compliance with the CDC Public Health Information Network initiative as well as ongoing efforts for the National Health Information Infrastructure.
Based upon examination of the implementations of BioWatch at local levels, [**]. The desire of the public health labs is to have BioWatch fully integrated into their business processes and support chain-of-custody as a part of normal operations and remove duplicative data entry and cumbersome processes. Data transmission is a concern to ensure that sensitive data is controlled at the local level and shared with audiences with only those details that audience requires at that time. [**].
The appropriate use of Information Technology for the BioWatch Program must be standards-based to support integration with any product, from any vendor. These standards must be available today, and provide for extensions for the future. Most importantly, information security must be addressed at all levels and incorporated into the infrastructure and processes to ensure privacy, build trust, and empower users to make complex decisions. The BioWatch Program Team recommends the use of [**], with audit trails, as a part of the BioWatch SCLDI Systems Architecture and Information Infrastructure.
Recognizing the inter-dependencies of the BioWatch program with numerous other initiatives, the BioWatch SCLDI Project Team recommends the development and dissemination of “best practices” for local and state public health, homeland security and emergency management
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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programs to determine the best way to integrate and leverage complementary guidance and initiatives from the US Centers for Disease Control and Health Resources Services Agency. This will further empower public health labs to shorten information systems development time, recognize cost savings and share information between the BioWatch program and complementary data from other systems.
All of this effort must be validated through task-specific education, exercise and follow-on evaluation. Given the diversity of the lab environments, and rapid evolution of technology, the BioWatch SCLDI Project Team recommends the use of [**].
The BioWatch SCLDI Project Team was organized specifically to take advantage of existing work on local, state, regional and national levels to bring a coordinated approach to enhancing BioWatch. Together, the Team has deep experience in successfully addressing aforementioned goals at the local, state and federal levels. The primary A-Tek subcontractor, Virtual Alert, is the leading systems integrator of solutions for the CDC Health Alert Network initiative and for Mass Prophylaxis and Vaccinations. Together, A-Tek and Virtual Alert organized the BioWatch SCLDI Project Team specifically for the BioWatch program to ensure that the many aspects of the BioWatch Program are addressed in a coordinated, uniform manner.
The BioWatch SCLDI Project Team incorporates non-profits, such as PHFE Management Solutions with many years of Public Health staffing experience; leading participants in public health informatics with experience at the Association of Public Health Labs, State and Local Health Informatics Consortium; HL7, HIMSS and IHE interoperability; recognized national experts in advance training and education using Virtual Reality and other information technology; and organizations working on the implementation of vocabularies [**].
This proposal provides just a summary of our rich knowledge of the practice of public health laboratories, training and education, staffing and surge capacity; and public health informatics. When combined with our proven record of past performance and experience in meeting the specific challenges that the next generation of BioWatch demands, we look forward to working in partnership with DHS and its many partners to further ensure Homeland Security.
D.3. Analysis of SOW and Supplemental Information
Given the nature of the amendments and subsequent questions, we are providing the below information for clarification purposes as well as identifying specific modifications to our formal submission. The cost elements in Task 5.5 in the original response were based on the full production cost for hardware and software design and development for fully customized, integrated connectivity to local BioWatch labs. This included purchasing of hardware and software for each of the local labs.
By changing the assumption (as stated into the question) to [**]
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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[**].
In order to provide the requisite detail for the questions, the following summary of deliverables and assumptions is provided:
Deliverables:
1.	The deliverables and delivery schedule, as specified in the CIO-SP2i NITAAC Statement of Work, Element 9 are:
1.1.	Monthly status report – Due on the 10th calendar day of each month

1.2.	Pilot site staffing – Four lab analysts deployed to a DHS BioWatch pilot site within 30 days of the award

1.3.	Core Management Staffing – All Core Management Staff hired and engaged in the performance of the tasks outlined within the SOW within 30 days of award

1.4.	Surge Capacity Staffing Plan – Provide DHS BioWatch staff with a surge capacity staffing plan for each city in MS Word format within 90 days of award

1.5.	Operations and Enhancement Review Committee – Convene a BioWatch Operations and Enhancement Review Committee meeting within 60 days of award

1.6.	In-Process Review – Deliver an In-Process Review and Briefing to key DHS BioWatch staff within 90 days of award and every six months afterwards

1.7.	Updated training material – Provide BioWatch staff with updated training materials, including developed training exercises and manuals within 180 days of award

1.8.	Data Integration Roadmap – Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems within 180 days of award
2.	Additional clarifications and definitions were provided in Amendments 1-6 subsequent to the release of the SOW and how they can impact the deliverables identified in item #1:
2.1.	Amendment #1 has no impact on the SOW deliverables

2.2.	Amendment #2 clarifies items 1.2, 1.3 and 1.4 above
2.2.1.	Items 1.2 and 1.4 are clarified in that there will [**] (Amendment #2 items 5 and 7)

2.2.2.	Item 1.3 is clarified that the expectation is that the core management team will require between [**] FTE (Amendment #2 item 6)
2.3. Amendment #3 clarifies:
2.3.1.	A new deliverable related to SOW Task Item 5.8 that there will be [**] workshops per year (Amendment #3, item 3).

2.3.2.	A new deliverable related to SOW Task ITEM 5.9 that there will [**] studies per year, (Amendment #3, item 4).

2.3.3.	Clarification of Item 1.2 (Pilot) and 1.4 (Surge) the work location for at state/local laboratories (Amendment #3, item 5)

[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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2.3.4.	Clarification of Item 1.3 (Core Management Team) for developing cost estimates for new BioWatch locations (Amendment #3, item 8)
2.3.5.	Clarification of Item 1.3 for the roles and duties of Core Staff (Amendment #3, item 11)
2.4.	Amendment #4 has no impact on the SOW deliverables

2.5.	Amendment #5
2.5.1.	Clarification of Item 1.3 for the development of a staffing plan within the core team (Amendment #5, item 1)
2.5.2.	Clarification of the delivery capabilities for staffing for Task Items 5.2, 5.3 and 5.6 (Amendment #5, item 1)
2.5.3.	Clarification of the delivery capabilities for staffing [**] for Task Items 5.2, 5.3 and 5.6 (Amendment #5, item 2)
2.5.4.	Clarification related to the support and estimated work effort for [**] surges, [**] weeks in length each at [**] sites (Amendment #5, item 3)
2.6.	Amendment #6 has no impact on the SOW
3.	Additional Deliverables are proposed within the Specific Task Orders
3.1.	Task 5.1 – no impact on deliverables

3.2.	Task 5.2 – the inferred deliverables were clarified in the amendments above that the services be delivered by the Core Management Team

3.3.	Task 5.3 – the deliverables for this task element were clarified in the amendments above that the capacity and planning should be delivered by the Core Management Team, the estimated work effort will be for [**] surges, [**] weeks in length each at [**] sites, and the A-Tek BioWatch SCLDI team should demonstrate capabilities to provide these staff in a timely manner as identified by DHS BioWatch Staff

3.4.	Task 5.4 – Clarification related to the development and facilitation of exercises and clarified item 1.7 above for updated training material. From the amendments above, these services will be provided by the Core Management Team

3.5.	Task 5.5 – This task identifies multiple deliverables that were not previously identified
3.5.1.	A new deliverable to provide staff to manage BioWatch Information Systems

3.5.2.	A new deliverable (clarified in the Questions provided) to provide [**]

3.5.3.	Additional deliverables that were quantified and detailed within the initial A-TEK RFP response but need to be further researched and defined within the first contract period
3.6.	Task 5.6 – the inferred deliverables were clarified in the amendments above that the service be delivered by the Core Management Team

3.7.	Task 5.7 – A clarification of Deliverable 1.5 for meetings up to [**] times per year

3.8.	Task 5.8 – An optional new Deliverable to organize and oversee several exercises and workshops in the year, which was further clarified in Amendment #3 above

3.9.	Task 5.9 – the inferred deliverables were clarified in the amendments above that the service be delivered by the Core Management Team
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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4.	The Questions for Clarification Received on August 3, 2004:
4.1.	Requesting for clarification and confirmation of key personnel

4.2.	Provide additional detail of specific past experiences and current capabilities for staffing

4.3.	Revisit the cost estimate for the execution of Task 5.5 to be done [**]

4.4.	Provide details of Table Top Exercises with detailed specifics
D.3.1.	Updated Definition of Deliverables and Assumptions

The deliverables and delivery schedule, as specified in the CIO-SP2i NITAAC Statement of Work, Element 9 with the additional items identified in the Amendments, Tasks and Questions are:
1.	Monthly status report – Due on the 10th calendar day of each month
•	This effort will be provided by the Core Management Team
2.	Pilot site staffing – Four lab analysts deployed to a DHS BioWatch pilot site within 30 days of the award
•	Additional laboratory staffing estimates are provided in the Appendix
3.	Core Management Staffing – All Core Management Staff hired and engaged in the performance of the tasks outlined within the SOW within 30 days of award
•	The Core Management Team staffing identified will be available in the prescribed thirty (30) day period and cost elements have been separated for Core efforts and those efforts that will be expended for Exercise and Training development

•	Additional Key Staff being added are (summary resumes attached) in order to support specific deliverables within the initial year and will include:
o	[**] – exercise, training and workshops
o	[**] – exercise, training and workshops
o	[**] – liaison, exercise, training and workshops
o	[**] – Epidemiologist, exercises and workshops
o	[**] – Epidemiologist, Microbiologist, exercises
•	Additional staff including clerical, training, operations, engineering and development are being allocated from existing Virtual Alert staff
4.	Surge Capacity Staffing Plan – Provide DHS BioWatch staff with a surge capacity staffing plan for select cities in MS Word format within 90 days of award
•	Surge capacity staff budget estimating information is provided in Appendix 1
5.	Operations and Enhancement Review Committee – Convene a BioWatch Operations and Enhancement Review Committee within 60 days of award
•	Support for two meetings are identified in the first year budget summary
6.	In-Process Review — Deliver an In-Process Review and Briefing to key DHS BioWatch staff within 90 days of award and every six months afterwards
•	These services will be provided under the Core Management Staff engagement
7.	Updated training material – Provide BioWatch staff with updated training materials,
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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including developed training exercises and manuals within 180 days of award
•	These services will be provided under the Core Management Staff engagement
8.	Data Integration Roadmap – Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems within 180 days of award
•	These services will be provided under the Core Management Staff engagement
9.	Host [**] workshops per year, exercises and training (Task Item 5.8, Amendment #3, Item 3; Task items 5.4 and 5.8)
•	These services will be delivered by the Core Management Staff
•	An additional budget allocation is made for supporting [**] workshops to support local efforts. It is assumed that there will be some in-kind contribution by the local jurisdiction
10.	Support [**] research studies per year (Task Item 5.9, Amendment #3, Item 4)
•	These services will be delivered by the Core Management Staff
11.	Support work efforts for [**] surges, [**] weeks in length each at [**] sites (Amendment #5, Item 3)
•	The planning and oversight services will be delivered by the Core Management Staff
•	The allocation for laboratory surge capacity is identified in the budget summary
12.	Provide staff to support BioWatch Information Systems (Task 5.5)
•	The additional staff to support the BioWatch Information System effort are identified in the Core Management Staff
•	Development and maintenance of the [**] for the BioWatch Program’s data and information management
•	Staff to assist in the customized planning, implementation, and data integration strategies for each participating laboratory as directed by DHS
•	Development and maintenance of training, assessment, and support for field staff as well as the collaboration tools for outreach
•	Development and maintenance [**]
•	Liaison support by Core Management Staff and BioWatch Information System technical staff with:
o	The Environmental Protection Agency,
o	The Centers for Disease Control and Prevention and Food and Drug Administration within the Department of Health and Human Services,
o	The Department of Agriculture,
o	Other Federal agencies concerned with health or Homeland Security data,
o	The Association of Public Health Laboratories, and
o	Other national, state and local health and Homeland Security organizations with an interest in BioWatch data.
13.	Provide a [**] solution for BioWatch Information System to support elements identified in the SOW (from Task 5.5 and Question list)
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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o	[**]
•	The system is based on the leading [**] and [**] offering:
o	A customized version of the Virtual Alert Bio-Terrorism Readiness Suite
o	Virtual Alert vaGateway single-sign-on gateway
o	Connectivity to [**] compliant and [**]
•	[**] capacity was estimated on providing the following:
o	[**] DHS and partner staff
o	[**] local BioWatch laboratory staff ([**] locations, [**] staff per location)
o	[**] Local BioWatch Community participants
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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D.4.    Supplemental Information
The following paragraphs provide supplemental information:
D.4.1.       Core Management Staff
The Core Management Staff provides administrative and programmatic operations and expertise to the overall program. The Team consists of practitioners with a rich and diverse background to bring to the BioWatch project and experience in public health at federal, state and local levels. Specific knowledge of public health informatics standards, CDC initiatives, data sharing, connectivity and communications are well represented. The Team consists of recognized leaders in communication and collaboration in the local, state and inter-jurisdictional spaces, as well as general public health. Programmatically, the members have a track record for projects of similar scope and complexity.
D.4.2.       Exercise, Workshop and Training
Effort is required to develop the content and programs for exercises, workshops and training, as well as delivering the content. Some of the staff time for this effort will be delivered by members of the Core Management Team. Additional key staff has been identified for this effort in this updated response. The number of workshops and exercises for the first year is less than for subsequent years in order to provide for the development of the appropriate materials.
D.4.3.       Staffing for [**] and Data Connectivity
Staffing for providing [**] and data connectivity is broken out separately for those elements in Task 5 that require the development and maintenance of the BioWatch Information System (BIS), as well as [**]. Additional work efforts will be for training, educating and supporting users of BIS.
D.4.4.       Workshop/Exercise Allocation
In order to facilitate workshops and exercises, an allocation is made for defraying the cost of the exercises. This is based on the [**] exercises in the first year, subsequent to the development of the content. This estimate is based on team experience for defraying the cost of participation by state and local jurisdictions.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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D.4.5.       Pilot Lab Staffing
This item allocates the money for four pilot staff for a laboratory that will be brought on line in the first thirty days at a location specified by DHS.
D.4.6.       Allocation for [**] OERC meetings
An allocation is provided for carrying out [**] OERC meetings at a location and time to be determined by DHS.
D.4.7.       Travel Allocation for staff
An allocation is made for staff travel, including the pilot and surge staff for the laboratory. This allocation assumes that the BIS portal will be utilized as much as possible for communication and collaboration to reduce the cost and time for travel.
D.4.8.       Allocation for Local Lab Staff certification process
During the surge process, surge lab staff must be certified to operate in the local laboratory. This line item allocates funds to pay for the overtime for existing staff to support ongoing operations during the certification of surge staff, as well as for the certification itself.
D.4.9.       Surge Capacity Allocation
This line item allocates funds to support the specified [**] surges, [**] weeks in length each, at [**] sites.
D.4.10.       [**]
[**]
E.       Specific Tasks
The following sections address each of the specific tasks outlined in the SOW -
1.	Contract Level and Task Order Management

2.	BioWatch Surveillance Team

3.	BioWatch Surveillance Team – Surge Capacity

4.	BioWatch Surveillance Team Training

5.	BioWatch Information Systems Management

6.	Administration and Personnel Management
     [**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
7.	BioWatch Operations and Enhancement Review Committee

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8.	BioWatch Signal Interpretation and Consequence Management Facilitation

9.	BioWatch Research and Study Assistance
E.1.       Task 1 — Contract-Level and Task Order (TO) Management
Task: Contract Level Program Management is required to maintain compliance with all CIO-SP2 requirements and ensure Quality Assurance. Project Level Task Order Management is required to manage the day-to-day performance and project management to include productivity and management methods such as Quality Assurance, Configuration Management, Staffing, Security Management and all centralized administrative and documentation functions needed at the contract level. A monthly Status Report is required.
Response: The A-TEK Team follows strong management processes that have proven success in previous support efforts in which we’ve teamed. Using best practices, lesson learned management and functional training and involving senior managers in ongoing program review, our project team will deliver BioWatch SCLDI support to the DHS. We will stress the need at all levels on the project team for customer satisfaction with problem resolution and emphasize the value of clear concise communications to the DHS. Our practice is to clearly define the responsibilities at each level of the project delivery team, ensuring that the team responds immediately to all the DHS requests.
E.1.1.       Subtask 1 — Contract-Level Program Management
A-TEK will function as the Prime contractor and will maintain full responsibility for contract performance and product delivery, along with the CIO-SP2 contract-level program management services required of prime contractors under the CIO-SP2 contract. A-TEK’s President, Debbie Rieger, has 20+ years managing and administering Government contracts, and proven success in delivering solutions to Government Clients. This experience will prove invaluable when developing and implementing the requirements of this program. Virtual Alert, performing as subcontractor to A-TEK, will perform the majority of the direct project management and, working with PHFE, perform all technical work on the task. A-TEK will provide the technical and functional activities at the contract level needed for program management of this SOW, including productivity and management methods such as Quality Assurance, Configuration Management, Work Breakdown Structure, and Human Engineering at the Contract level. A-TEK will also provide the centralized administrative, clerical, documentation, and other related functions.
Richard Basch is assigned as the CIO-SP2 Contract Vehicle Program Manager working from A-TEK’s corporate office and reporting directly to A-TEK’s President and CEO, Ms. Rieger. He will be supported by all administrative functions. Mr. Basch brings to this project all the requisite skills, developed over 25 years of management experience. Mr. Basch will communicate regularly with the A-TEK Team’s BioWatch SCLDI Project Manager (PM) and the DHS’ Project Manager to ensure that all deliverables are provided and to ensure customer satisfaction.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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A-TEK’s program management approach utilizes proven planning, budgeting, scheduling, performance monitoring, communication and liaison, and status reporting procedures. Based on sound program management fundamentals, these procedures will be implemented in a way that is structured to provide firm project control and yet be flexible enough to meet the dynamic requirements of the DHS. Our program management methods provide approaches, methods, and tools that assist the Program Manager to execute his/her key responsibilities. In addition to enabling firm program control, the program management methods have features that allow the Project Manager to tailor support for changing needs in a real time environment.
Performance monitoring at the project level focuses on the three major aspects of successful contract performance: technical, schedule, and cost. At the program level, performance monitoring will focus on the overall performance of the Program.
E.1.1.1.       Technical Performance
From a management control perspective, effective technical performance is a function of clearly defined tasks, intelligent staffing decisions, precisely defined technical performance requirements, clear and frequent communication, and sound technical leadership designed to eliminate barriers to effective performance. Technical performance monitoring will be achieved through the day-to-day interaction and communication between the Project Manager and the A-TEK Team Program Manager. Both technical progress and technical quality will be measured by empirical means, when appropriate.
E.1.1.2       Schedule
A-TEK’s CIO-SP2 Program Manager proactive monitors the project schedule to ensure all deliverables are met and to track use of funding as it relates to the period of performance of each task and subtask, as well as the overall project.
E.1.1.3.       Cost Performance
A-TEK’s accounting system receives inputs from source documents such as timesheets, staff member expense reports, vendor invoices, and consultant and subcontractor invoices. At the end of each accounting period, the charges and labor hours for each project and task are totaled and a variety of project financial and labor utilization reports are distributed to corporate management. Upon receipt of the program financial reports for a given month, the Program Manager compares actual program financial performance with the appropriate budgets. These variance analyses consist of comparing budgeted with actual expenditures for each category of program expense, calculating the amount and direction of the difference, judging the significance of the difference, and investigating the cause of the difference if it is material. Once the cause of any material variance has been identified, the project and appropriate task manager(s) is directed to take corrective measures. This process also ensures accurate invoicing.
E.1.2.       Subtask 2 — Task Order Management

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Upon contract award, a representative of the A-TEK Team will contact the contracting representatives to establish lines of communication and points of contact. The A-TEK Team BioWatch SCLDI Project Manager (PM) will report directly to the CIO-SP2 Project Manager of A-TEK and will serve as a single point of contact for executive corporate level communications, with full access to corporate resources. The BioWatch SCLDI PM will be responsible for all aspects of performance from initial contract award to contract completion, and will be accountable for people, time, finances, activity, and information. The sections below describe the proposed project management approach of the A-TEK Team to implement the Task Order Management as follows:

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[**] of Virtual Alert is assigned as the BioWatch SCLDI Project Manager working from Washington, DC and Virtual Alert’s corporate office and reporting directly to the A-TEK’s CIO-SP2 Program Team. He will be supported by the BioWatch SCLDI Management Team as well as the Virtual Alert staff. [**] brings to this project all the requisite skills, developed over 22 years of IT, Program, Systems and Development design and management experience. [**] also brings seven years of Public Health Informatics and Data Sharing expertise to the project. [**] will communicate regularly with the A-TEK Team’s CIO-SP2 Program Manager [**] and the DHS’ PM to ensure that all deliverables are provided and to ensure customer satisfaction.
E.1.2.1.       Approach to Project Management. The A-TEK Team management approach is founded on sound, ethical business practices, conservative fiscal operations and superior technical performance. Managers at A-TEK, Virtual Alert and PHFE adhere to process controls and continuous process improvements, industry standards in management oversight, documented policies and procedures, fair hiring practices, financial oversight, competitive employee compensation and retention. This ensures that the A-TEK Team will deliver an outstanding quality of products and services to the Department of Homeland Security. Corporate commitment to performance measurement
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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and continuous improvement in quality services is a hallmark of the A-TEK Team, and an effective program management approach and experienced personnel provide the resources necessary to fulfill contract requirements. The A-TEK Team applies proven management controls and dedicates the necessary resources to support project requirements on time and within budget.
The A-TEK Team’s project planning and control systems are organized in a top down manner. This system helps control contract execution to achieve high quality deliverables and performance. The success of planning and a control system rests on the corporate commitment to quality, use of management controls, access to corporate resources, support of upper management, and structured management methods.
E.1.2.2.    Commitment to Quality. The A-TEK Team is uncompromising in our commitment to quality. Quality is a priority in all aspects of the A-TEK Team’s performance and conduct.
•	Management: The A-TEK Team’s managers take an active role in establishing an environment that promotes continuous improvement and that encourages change, innovation, and pride. The BioWatch SCLDI Project Manager will be an integral part of the quality process during every phase of the contract.

•	Employees: Every employee is responsible for quality. All employees are encouraged to recommend improvements and offer suggestions that will increase productivity.

•	Customer Feedback: The A-TEK Team emphasizes customer satisfaction. Positive relationships with our customers ensure timely, quality products and services. Concise, mutual understanding is the key to successful completion of project objectives. We continuously invite our customers to provide feedback and to critique our performance. This relationship ensures that the customer and the A-TEK Team agree on the project’s needs.

•	Continuous Improvement: We analyze the processes we use to achieve project goals. We ensure that each step of the process improves the quality of service.

•	Quality Management and Control: We provide a comprehensive quality control program for all contractual efforts. Directed from the corporate level, the responsibility for quality is clearly defined and administered throughout the corporation. The BioWatch SCLDI Project Manager, A-TEK contracts department, and task leads will apply quality standards to contract deliverables emphasizing clear organization, technical accuracy, understandable language, and adherence to requirements. These are fundamental criteria in evaluating contract deliverables.
E.1.2.3.    Task Management Methodology. The BioWatch SCLDI Project Team’s task management methodology is based on our established methodology, describing the following:
•	Approved policies and approaches
•	Roles and responsibilities of task managers and task leads

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•	Procedures for planning, estimating, organizing, controlling, and measuring work
•	Management/status reviews
•	Risk management
The proposed BioWatch SCLDI Project Team is represented as follows:
[**]
The BioWatch SCLDI Project Team’s task management approach will follow the SEI CMM Level 3, IEEE and Project Management Institute PMP best practices for systems and software development. SEI CMM Level 3 encompasses project management and tracking, requirements management, subcontract management, quality assurance (QA), configuration management (CM), organizational processes, training programs, testing, peer reviews, product integration, inter-group coordination, and product delivery. These standards will be tailored to fit the BioWatch Program and will take into account DHS’ unique requirements and emerging standards and architecture.
As part of our management framework, we will use earned value to assess task progress and efficiency. Earned value is the measurement of physical performance against a detailed plan to allow for the accurate prediction of final costs and schedule results for a given project. It provides managers with an “early warning” alarm, allowing them to take necessary corrective actions if a task is spending more money than planned.
We will use Microsoft Project and Microsoft Project Server to support earned value analysis. In addition to planning and tracking support, this tool provides standard reports; user-defined report formats with numerous sort, conditioning, summary, and time window options; variance analysis; and required government report formats including cost performance reports, cost/schedule status reports, and contractor cost data reports.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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We anticipate the BioWatch SCLDI Program will involve multiple simultaneous subtasks. Our Project Management lead and supporting staff are experienced in this type of environment, and we will plan and control each subtask within the context of the overall Contract-Level Management. For example, each subtask will be assigned a unique accounting code to enable us to report to the DHS Project Team the budget status of each individual effort.
Earned value and other metrics will be shared with the BioWatch DHS PM during meetings and in weekly status reports. Deliverable products and schedules are described in their respective sections. At least three plans are anticipated consisting of a Management Plan, Ramp Up Plan, and Communications Plan.
E.1.2.4.    Management Plan. After contract award and the initial kick-off meeting with the DHS team, we will develop a management plan that will prioritize the activities for the lifecycle of the contract. The management plan will address the processes and subtasks that will be incorporated in the BioWatch SCLDI engagement. Additional elements include initial assumptions, risk assessment and mitigation strategies.
E.1.2.5.    Ramp-up Plan. After contract award, we will develop a ramp-up plan that complements the Management Plan. The ramp-up plan will address key early-stage activities and schedules associated with task ramp-up such as employee hiring, orientation, and training; coordination and planning meetings with the BioWatch DHS PM and other BioWatch DHS Program entities; and development and finalization of standard operating procedures (SOPs) and documentation.
E.1.2.6.    Personnel Management. Task planning and execution are only as good as the people assigned. All BioWatch SCLDI Project Team personnel will be screened and interviewed to ensure they are fully qualified and committed to the program. Once on the job, they will receive periodic training to ensure they remain proficient. Virtual Alert will maintain a group of qualified engineers and clinical personnel who can be assigned to tasks as needed to augment our team’s full-time core staff. To minimize key personnel turnover, the Team will put into place a set of incentives, bonus plans, and training opportunities to motivate managers both to excel and remain on the job. All key personnel bid on the BioWatch Program will be assigned to the contract for a period of no less than 180 days, except as necessitated by sudden illness, death, or termination of employment.
E.1.2.7.    Subcontractor Management. BioWatch SCLDI Project Team’s rigorous evaluation process will ensure all subcontractors and vendors are fully qualified for the program. All subcontractors must follow these standards and we will perform audits and reviews of all processes and work. The BioWatch SCLDI Project Team implements Federal Acquisition Regulations (FAR) with respect to competing, awarding, and administering lower tier subcontractors.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.1.2.8.    Communication Plan. This section outlines the protocols and communications and also identifies the points of contact for the US Department of Homeland Security and the continued development of the BioWatch SCLDI project (see the BioWatch SCLDI Project Team organizational chart above). This plan will be updated after initial kick off and organizational meetings as well as after initial BioWatch SCLDI Collaboration Portal system implementation to reflect communications procedures for the system once it is in maintenance mode.
Immediately upon contract signing, the timeline for BioWatch SCLDI development will begin. This document will assist DHS and the BioWatch SCLDI Team in facilitating and monitoring communication between the two entities, and create a structure for official communications to follow. This document should be considered a living document and will be updated as progress moves toward completion. Any changes that occur in the structure of communication between the two parties will be reflected in an updated Communication Plan.
E.1.2.9.    General Protocols. The BioWatch SCLDI Project Team will be responsible for coordinating efforts, organizing, defining, scheduling resources, internal system design, training, educational material, exercises and establishing timelines to ensure that DHS service and task orders are addressed in a timely and coordinated fashion.
The BioWatch SCLDI Project Team will monitor resources and make requests with appropriate lead time from DHS for approval of additional resources in order to meet project timeliness.
The DHS Project Manager will monitor the progress of this project with the BioWatch SCLDI Project Team providing monthly updates via a Status Report on the 10th of each month, in accordance with the RFP.
The DHS Project Manager is responsible for evaluating project status, any requests to the BioWatch SCLDI Project Team for additional resources, and for obtaining necessary decisions and approvals from DHS management.
The BioWatch-SCLDI Project Team will document questions and answers received from DHS in order to establish a clear decision record.
The DHS Project Team leads will be defined by DHS during the initial kick-off meeting.
The BioWatch SCLDI Project Team is defined as the entire project team — with key communications personnel being the BioWatch SCDLI Project Manager [**], Project Office [**], Public Health Staffing [**], Project Control [**], Public Health Informatics Director [**] and Senior Medical Director [**].
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.1.2.10.    Team Collaboration Tool. The BioWatch SCLDI Collaboration [**] will be used as the primary collaboration tool for the BioWatch SCLDI project. It will be used in the following areas:
[**]
E.1.2.11.    Meetings. Status meetings will be held between DHS and the BioWatch SCLDI Project Team as a way to monitor deliverables and action items. The schedule for these meetings will be established at the kick-off meeting.
The BioWatch SCLDI Project Team will formally communicate project status information to DHS through the monthly BioWatch SCLDI Status and Planning Meetings held the 10th day of each month. This meeting will be facilitated by the BioWatch SCLDI Project Manager and will be used to:
•	Review project status relative to the timeline

•	Raise discussion and review the status of issues and action items

•	Review upcoming tasks

•	Review and update new and existing task orders

•	Review status of any open Decision Logs
Work group meetings will be scheduled on an as-needed basis. These meetings will be used to discuss and resolve specific project issues.
The BioWatch SCLDI Project Team will be responsible for creating and distributing all meeting agendas, meeting minutes, and documents intended for project monitoring as outlined in the document. If possible, meeting requests will be issued no later than two days before a meeting and will include a proposed agenda. These guidelines apply to conference calls as well as face-to-face meetings. All meeting requests that involve individuals outside the immediate DHS personnel must be reviewed and approved by the DHS Project Manager or his/her designee.
If a meeting must be cancelled, the meeting requestor will send a cancellation notice via [**] to all participants as soon as possible. The cancellation notification will be sent as a ‘high’ priority email and should identify the meeting in detail and provide a reason for the cancellation. If it is appropriate to postpone a meeting, a new and/or revised meeting request should be included in the message regarding the original postponement. The agenda should be attached to the new and/or revised meeting request.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.1.2.12.    Meeting Agendas. The agenda [**] should include a brief description of the topics for discussion in the meeting in order for the State to arrange for the appropriate stakeholders to attend. Agendas will include the following information:
•	Date, time, and location of the meeting

•	If a follow up meeting, review of minutes/action items from prior meeting, as appropriate

•	Each of the topics that will be discussed

•	Start and end times for each topic, if possible.
Any recommended changes to the agenda should be communicated using the discussion feature of [**].
E.1.2.13.    Minutes. Minutes will be prepared by the BioWatch SCLDI Project Team and distributed via [**] to DHS and BioWatch SCLDI Project Team staff for all status and work group meetings within three (3) working days of the meeting. A low priority email will be sent notifying attendees of the posting. All meeting attendees prior to the subsequent meeting will review minutes. Significant corrections of minutes should be sent by email to the BioWatch SCLDI Project Manager prior to the subsequent meeting. Corrections received by the BioWatch SCLDI Project Team will be circulated to all involved individuals. Corrections to minutes will be discussed at the beginning of the subsequent meeting and revised meeting minutes will be distributed to all involved parties. Revisions to the original minutes will be highlighted and then notated with the initials of the person making the requested change.
Meeting minutes will include the following sections:
•	Purpose of the meeting
o	Discussion Items, including:

o	Areas of discussion or review
•	Decisions made
•	Action items, including deadline and person assigned to complete the item
E.1.2.14.       Deliverables Matrix
The SCLDI Team will produce the following deliverables per the schedule identified below. Details of how these deliverables will be produced are included in the narrative of each task.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

SOW
TASK	DELIVERABLE
#	TITLE	DESCRIPTION	DUE DATE
1	Status Report	Overall project performance categorized by Work Task. Milestones, deliverables, and budget information to be included.	Monthly, on 10th calendar day
2	Pilot Site Staffing	Four lab analysts deployed to a DHS BioWatch Pilot Site	Within 30 days of award
2	Core Management Staffing	All Core Management Staff in place and fully operational	Within 30 days of award
3	Surge Capacity Staffing Plan	Provide DHS BioWatch staff with a surge capacity staffing plan for select cities	Within 90 days of award
7	Advisory Group	Convene a BioWatch Operations and Enhancement Advisory Group	Within 45 days of award

SOW
TASK	DELIVERABLE
#	TITLE	DESCRIPTION	DUE DATE
1	In-Process Review	Deliver an In-Process Review and Briefing to key DHS BioWatch Staff	Within 90 days of award and every 6 months thereafter
4	Updated Training Material	Provide DHS BioWatch staff with updated training materials, including developed training exercises and manuals	Within 180 days of award
5	Data Integration Roadmap	Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems	Within 180 days of award

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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The SCLDI team has also identified the following “deliverables “ that are derived from the various amendments and the questions made regarding this offering from Mr. Ford in his correspondence of 3 August 2004:

SOW
TASK	"DELIVERABLE"
#	TITLE	DESCRIPTION	DUE DATE	DUE DATE
8	Workshops & Exercises	Deliver [**] Workshops per year	After initial ramp- up period, [**] workshops will be provided within [**] days	Amendment 3, Item 3
9	Special Studies	Deliver resources for [**] special studies per year	Within [**] days of identification of special studies	Amendment 3, Item 4

E.1.3.       Staffing Estimate
The following staffing table reflects the full Management Team for this Task.

Role	Name	A-TEk Item	Hours
A-TEK President & CEO	[**]	[**]	[**]
A-TEK Program Manager	[**]	[**]	[**]
BioWatch SCLDI Program Manager	[**]	[**]	[**]
BioWatch SCLDI Product Manager	[**]	[**]	[**]
BioWatch SCLDI Senior Medical Director	[**]	[**]	[**]
BioWatch SCLDI Public Health & Informatics Director	[**]	[**]	[**]
Project Control	[**]	[**]	[**]
Project Management	[**]	[**]	[**]

Role	Name	A-TEK Item	Hours
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.2.       Task 2 — BioWatch Surveillance Team
Task:    The Contractor shall provide staff to manage and/or operate the day-to-day BioWatch activities at state and municipal public health organizations within the United States, working closely with the Environmental Protection Agency and Centers for Disease Control and Prevention staff at each designated laboratory or field collection activity. The BioWatch Surveillance Team activities may include:
•	Field collection of samples from designated samplers receiving samples from the designated site of collection at least daily

•	Sample Intake to include sample categorization, batching, bar coding, scanning, and entering the data into the BioWatch Information System for processing

•	Sample extraction and preparation for analysis

•	Analysis for threat agents and documentation of results

•	Data entry of analysis results into BioWatch Information System and processing for dissemination to appropriate parties

•	Follow-on tracking of associated tests with input into the BioWatch Information System

•	Appropriate chain-of-custody tracking

•	BioWatch Information Systems “reach-back” from DHS to local/state laboratory through either the Health Alert Network or other mechanism for follow-up communications.
E.2.1.       Response
The BioWatch SCLDI Project Team will provide staffing to perform laboratory functions at the technician and the analyst levels [**]. This staffing will occur first at [**] and will be followed by the creation of customized staff management plans developed in conjunction with DHS and each BioWatch laboratory. The activities of these staff will focus on the collection and receipt of field samples utilizing appropriate chain of custody procedures, analyzing these samples for threat agents and documenting the results using data entry and automated data exchange procedures. Also included is the performance and tracking of appropriate follow-on tests as necessary, and that data and information will be processed and exchanged with state local and federal parties using protocols for data exchange and information sharing that are described in Section E.5 that follows.
The BioWatch SCLDI Project Team offers significant experience in the hiring and deployment of laboratory analysts and technicians. Currently the team employs staff at all levels of proficiency at [**]. The BioWatch SCLDI Project Team currently has the capacity to employ staff in every state in the nation, and can bring new staff on board in a matter of hours.
The Human Resources management component of the BioWatch SCLDI Project Team has years of experience in tailoring an entire HR “system” to meet the specific needs of the
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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client, offering assistance with the development of job descriptions, performance evaluations, policies and procedure manuals and employee handbooks. Additionally, the BioWatch SCLDI Project Team offers one of the nation’s most comprehensive benefits program including such critical benefits as: full medical and health coverage plans, flexible spending accounts, tax deferred annuities, 403(b) retirement accounts, EAP services and numerous other benefits.
The BioWatch SCLDI Project Team has years of experience working to develop custom solutions to human resource management needs of the client. Staff hired to be members of the BioWatch staff teams will be required to be certified to work in BSL-3 laboratories for analysts and BSL-2 laboratories for technicians. Certification will be in accordance with laboratory certification standards in the jurisdiction where the BioWatch laboratory is located. In addition, the BioWatch SCLDI Project Team will coordinate training activities with local and regional academic institutions, the National Laboratory Training Network, and distance learning programs within the service area of BioWatch cities.
The BioWatch SCLDI Project Team can mobilize immediately to begin operations at the BioWatch laboratory as needed. In developing staff management plans, the BioWatch SCLDI Project Team will work individually with each BioWatch laboratory to develop a staffing plan that meets the needs of the individual laboratory and the Department of Homeland Security. Staffing may be accomplished via an arrangement where staff employed by the host laboratory or the Centers for Disease Control could be working alongside, staff provided under this contract. Developing the staff management plans will be accomplished by conducting site visits with each of the laboratories, and determining in conjunction with the laboratory director how to develop a plan that will utilize a combination of certified laboratory technicians and analysts that are existing employees of the BioWatch Program, other staff that are employed at the public health laboratory, retired laboratory staff and laboratory professionals employed at other facilities in the region of the BioWatch laboratory.
The BioWatch SCLDI Team has extensive experience and current capabilities in recruiting and providing staff to public health laboratories across the entire field of laboratory practice. The team currently employs program directors, microbiologists and microbiology technicians, chemists, biologists, molecular epidemiologists and technicians, research scientists and assistants, post-doctoral fellows, physicians and laboratory assistants. These staff work in programs housed in the [**]. These laboratory professionals are involved in a variety of activities including mycobacterium testing, arbovirus research, cryptosporidiosis testing, immunoserology, HIV testing and research, Legionella research, virology research, virus isolation, retrovirus research and vector borne disease testing.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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Beyond the provision of this diverse array of laboratory staffing to the above programs, the SCLDI team has experience in managing seven national centers of the National Laboratory Training Network. The NLTN is a joint collaboration of the association of Public Health Laboratories and the Public Health Program Practice Office of the CDC and provides training and resources to over 10,000 laboratorians, physicians, clinicians and public health leaders annually.
Within the first 30 days, the BioWatch SCLDI Project Team will develop a Staff Management Plan and deploy staff at a DHS designated pilot site.
The BioWatch SCLDI Project Team will also in conjunction with activities under task 5.3 develop a staff management plan for each BioWatch laboratory within the first 90 days.
During the first 60 days of the award, an outreach effort will take place to each of the BioWatch laboratories to develop the parameters for completion of the customized staffing plans. During the first 180 days, a comprehensive BioWatch Surveillance Team Management Plan for local and cross-local mobilization of BioWatch surge capacity team will be developed.
E.2.2.       Staffing Estimate
Laboratory analysts and technicians for the Pilot site, [**], are estimated to be [**] full time people and would be made available within one month of AFTER CONTRACT AWARD.
Costs for staffing positions at other BioWatch cities for all levels of proficiency is included in the Laboratory Professional Compensation Rates included within Appendix A. The SCLDI proposal for Option Years 1 & 2 identifies resources necessary to staff BioWatch laboratories in all identified cities as [**] teams, with one position taken from each of the top [**] position categories identified in Appendix A.
Costs for the development of laboratory staffing plans will be incurred in conjunction with the core management team.

Role	Name	A-TEK Item	Hours
[**]	[**]	[**]	[**]

E.3.       Task 3 — BioWatch Surveillance Team — Surge Capacity
Task:     The Contractor shall provide staff to manage the surge of BioWatch activities at any
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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location that detects unacceptable levels of biological threat agents, or as directed by DHS. This task includes the same tasks as the day-to-day duties outlined in Task 2 above, but with increased frequency. The Contractor will develop flexible and coordinated staffing models for surge capacity with public health laboratories that are part of the BioWatch program.
Surge capacity benchmarks will be established for all BioWatch laboratories in conjunction with DHS and other partners as appropriate. These surge capacity benchmarks will specify [**]. Regional models will be developed to ensure adequate surge and baseline capacity through different levels and locations of “events”. It is critical that staff be rapidly mobilized to other laboratories to meet increased demand.
E.3.1.       Response
This task is designed to assure that each BioWatch laboratory is prepared increase the volume and periodicity of sample collection and laboratory analysis activities to a 24 hour a day, 7 day a week schedule upon direction of the Department of Homeland Security in the event of elevation of the national or a regional threat level or during a designated national security event. Staff from other Biowatch laboratories may be re-assigned on a temporary basis until the event or threat is sufficiently addressed and surge capacity teams will be developed for each laboratory. During such re-assignments, staffing levels in all BioWatch laboratories will be maintained at appropriate levels to continue “normal” testing activities.
The BioWatch SCLDI Project Team offers significant experience in the hiring and deployment of laboratory analysts and technicians. Currently the BioWatch SCLDI Project Team employs staff at all levels of proficiency at [**]. The BioWatch SCLDI Project Team currently has the capacity to employ staff in every state in the nation, and can bring new staff on board in a matter of hours.
The Human Resources management component of the BioWatch SCLDI Project Team has years of experience in tailoring an entire HR “system” to meet the specific needs of the client, offering assistance with the development of job descriptions, performance evaluations, policies and procedure manuals and employee handbooks. Additionally, the BioWatch SCLDI Project Team’s offers one of the nation’s most comprehensive benefits program including such critical benefits as: full medical and health coverage plans, flexible spending accounts, tax deferred annuities, 403b retirement accounts, EAP services and numerous other benefits.
The BioWatch SCLDI Project Team has years of experience working to develop custom solutions to human resource management needs of the client. Staff hired to be members of the BioWatch Surge Capacity Teams will be required to be certified to work in BSL-3 laboratories for analysts and BSL-2 laboratories for technicians. Certification will be in
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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accordance with laboratory certification standards in the jurisdiction where the BioWatch laboratory is located. In addition, the BioWatch SCLDI Project Team will coordinate training activities with local and regional academic institutions and distance learning programs within the service area of BioWatch cities.
The BioWatch SCLDI Project Team can mobilize immediately to escalate operations at the BioWatch laboratory as needed. In developing Surge Capacity Plans, the BioWatch SCLDI Project Team will work individually with each BioWatch laboratory to develop a custom surge capacity plan that meets the needs of the individual laboratory and the Department of Homeland Security. This will be accomplished by conducting site visits with each of the laboratories, and determining in conjunction with the laboratory director how to develop a plan that will utilize a combination of certified laboratory technicians and analysts that are existing employees of the BioWatch Program, other staff that are employed at the public health laboratory, retired laboratory staff and laboratory professionals employed at other facilities in the region of the BioWatch laboratory.
The BioWatch SCLDI Team has extensive experience and current capabilities in recruiting and providing staff to public health laboratories across the entire field of laboratory practice. The team currently employs program directors, microbiologists and microbiology technicians, chemists, biologists, molecular epidemiologists and technicians, research scientists and assistants, post-doctoral fellows, physicians and laboratory assistants. These staff work in programs housed in [**]. These laboratory professionals are involved in a variety of activities including mycobacterium testing, arbovirus research, cryptosporidiosis testing, immunoserology, HIV testing and research, Legionella research, virology research, virus isolation, retrovirus research and vector borne disease testing.
Beyond the provision of this diverse array of laboratory staffing to the above programs, the SCLDI team has experience in managing [**].
Each BioWatch laboratory’s surge capacity plan will compensate members of the local surge capacity team at a rate that is comparable to that of staff performing similar functions within that individual public health laboratory. Upon development and DHS approval of the particular BioWatch laboratory’s surge capacity plan, the BioWatch SCLDI Project Team will recruit and hire on a contingency basis the technicians and analysts that will comprise that laboratory’s surge capacity team, and will work to assure that each member of the team is properly trained in performing functions as necessary as a member of that team.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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Within the first 90 days, the BioWatch SCLDI Project Team will deliver customized Surge Capacity Plans for Laboratories located in BioWatch cities.
Within the first 180 days, the BioWatch SCLDI Project Team will develop a comprehensive Surge Capacity Management Plan that will allow DHS to respond to mobilize surge capacity teams that need to be shifted to another BioWatch city during an escalation of the threat level.
E.3.2.       Staffing Estimate
Based on the clarification on the RFP, the estimate is based upon [**] surges, [**] weeks in length each, at [**] sites. Assuming [**] people per location (in position categories 2, 3, 4, 5), two locations at the same time, this works out to [**]. For pricing purposes we are projecting the need for surge capacity will for [**] surges, [**] weeks in length, to occur in the cities of [**]. Please see Appendix A for the detail of rates for these cities.

Role	Name	A-TEK Item	Hours
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

E.4.       Task 4 — BioWatch Surveillance Team Training
Task: The Contractor shall provide and develop staff training, where necessary, for cross-training of lab technician and microbiologist duties, to include web portal utilization training, as identified by DHS.
The Contractor shall develop and run exercises and update training material for sample collection, lab technician, microbiologist, and incident response duties as identified by DHS.
E.4.1.       Response
The training will be developed utilizing the BioWatch SCLDI project team’s background and specific expertise to address the planning, implementation and data integration needs of individual laboratories across local, regional, state and cross jurisdictional boundaries. The expertise lies not only in the fields of microbiology and information technology but also in the complex communications and consequence management strategies necessary to rapidly mitigate an actual event.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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The BioWatch SCLDI Project Team will coordinate training activities with local and regional academic institutions, the National Laboratory Training Network, and distance learning programs within the service area of BioWatch cities. Staff members of the BioWatch laboratory staff teams will be required to be certified to work in BSL-3 laboratories for analysts and BSL-2 laboratories for technicians. Certification will be in accordance with laboratory certification standards in the jurisdiction where the BioWatch laboratory is located.
Comprehensive training materials specific to the cross-training of lab technician and microbiologist duties will be developed and implemented for the [**]. The training will be conducted to achieve competency in [**].
Training strategies will include direct classroom training as well as train-the-trainer courses to bolster training staff numbers and multi-media training and education programs (basic and refresher) that will be directly linked or available through the portal. Exercises will provide additional training to all levels of users as well as provide outreach capability to the local response and emergency management community. The scenario-driven exercises will provide decision-makers within the BioWatch community the opportunity to discuss and solve several challenging issues related to the response to a positive BioWatch sample finding and how to use the BioWatch SCLDI as a valuable tool in the response process.
Upon completion of the review, documentation, analysis and development of the Integration and Communication Plans for the BioWatch Sites, documentation and information will be available [**] regarding:
[**] This resource information will be also be utilized in the development of the training resources and plans for use in system drills and exercises.
E.4.2.       Exercises
A series of tabletop and functional exercises will be developed that directly involve the use of the portal as a daily operations tool as well as a consequence management mitigation tool. The scenario-driven exercises will not only test and evaluate [**] use and efficiency but will also provide several challenging obstacles for the public health, medical, public safety and emergency management agencies within the BioWatch community to address. After Action Reports will be developed as part of the exercise process and will be used to identify gaps in planning and response, as well as potential corrective action measures for use of the portal and response strategies in general. The After Action Reports will be developed with significant local input to ensure corrective action strategies are realistic for the involved community.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.4.3. Options
The BioWatch SCLDI team has specific expertise in the use of virtual reality and serious gaming technologies which may be of use for specific areas of training, education, validation, certification or updates. [**], Senior Medical Director, has a team with real-world experience through work with DARPA. At the request of DHS, the BioWatch SCLDI team makes these services available. The cost for virtual reality and serious gaming development can not be estimated without an understanding of the environment, audience and expected outcomes.
E.4.4. Staffing
Augmenting their roles and participation as key members of the BioWatch SCLDI management team, the training and exercise effort will require the following staffing effort, starting after contract award plus 30 days for content development, and after contract award plus 60 days for delivering training.

Role	Name	A-TEK Item	Hours
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

E.5. Task 5 — BioWatch Information Systems Management
Task: The Contractor shall provide staff to manage BioWatch Information Systems (BIS) with [**] to include the following:
Task 5 — BioWatch Information System Management
5.1.	Maintain, administer, and enhance the BioWatch Information Systems, as needed

5.2.	Staff to assist in the overall of the BioWatch information systems and resources

5.3.	Develop and maintain a [**] for outreach, coordination, and collaboration, including [**] and IT architecture and IT Web development; this will also include the development and maintenance of a [**] for Government use to include IT Systems Engineering to address security and enhancements required for drills and events as identified by DHS

5.4.	Develop and maintain the [**] for the BioWatch Program’s data and information management
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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5.5.	Develop and maintain local and state laboratory integration of the BioWatch Information Systems with appropriate Laboratory Information Management Systems, [**] communications

5.6.	Develop and maintain redundant BioWatch Information Systems message connection brokers

5.7.	Support the interface of [**] for designated BioWatch cities

5.8.	Staff to assist in the customized planning, implementation, and data integration strategies for each participating laboratory as directed by DHS

5.9.	Provide monthly uptime, usage, and performance reports on the [**]

5.10.	Develop and maintain training, assessment, and support for field staff as well as the collaboration tools for outreach

5.11.	Develop and maintain [**]

5.12.	Provide liaison among local public health laboratory’s information management units and:
5.12.1.	The Environmental Protection Agency,

5.12.2.	The Centers for Disease Control and Prevention and Food and Drug Administration within the Department of Health and Human Services,

5.12.3.	The Department of Agriculture,

5.12.4.	Other Federal agencies concerned with health or Homeland Security data,

5.12.5.	The Association of Public Health Laboratories, and

5.12.6.	Other national, state and local health and Homeland Security organizations with an interest in BioWatch data.
E.5.1. Response
The BioWatch SCLDI team has reviewed the items within this task and mapped them to the deliverables and other task elements. There are four components in our solution for this task:
•	[**];

•	Staff to train, support, maintain and operate the BioWatch Information System;

•	Support Laboratory and Data Integration [**]; and

•	Promote collaborative relationships and act as [**].
The following sections summarize these efforts.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.5.1.-A. [**] BioWatch Information System
The BioWatch SCLDI team will provide [**] for BioWatch Information System providing:
•	[**].
•	Security and permissions assigned to users will be managed according to the communications plan and protocols established by [**].

•	The [**] access will not be accessible by users unless specifically requested by [**].

•	[**].

•	[**].
•	[**].

•	[**];

•	[**];

•	Functionality to securely interconnect local and state laboratory components of [**] with appropriate [**] systems and communications;

•	A redundant BioWatch Information Systems [**];

•	Capabilities to interface with [**] systems in designated BioWatch cities;

•	[**]
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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•	[**]
The BioWatch SCLDI [**] offers the extensive services of the leading [**]:
•	[**]
[**] capacity was estimated on providing the following:
•	[**] DHS and partner staff

•	[**] local BioWatch laboratory staff ([**] locations, [**] staff per location)

•	[**] Local BioWatch Community participants

•	[**]
E.5.1.-B. Provide staff to support BioWatch Information Systems
The staff to support the BioWatch Information System effort is identified below. In addition to providing maintenance and operations of the BioWatch Information System, the staff will provide training via interactive web-based sessions, end-user documentation and quick-access guides, telephone support and systems backup.
Security is paramount for the System, and will be maintained at numerous levels within the architecture, network, application, protocol and access control levels including [**].
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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As additional data feeds are added, the staff will maintain workflow, data and information processes and schemas to support other efforts, including the studies identified in Task 9. Key public health clinical data sets, including [**], will be maintained and coordinated with partners.
E.5.1.-C Support Laboratory and Data Integration
Crucial to the successful deployment and use of the BioWatch SCLDI systems are the initial planning processes. The BioWatch SCLDI Project Team is rich and diverse with the necessary expertise to develop a plan that addresses the needs of the disparate user communities. Key knowledge sets that our team has include:
•	Systems and Security for the development of secure, stable, robust, flexible and highly available systems that provide key services and support appropriate failover, recovery, resiliency and redundancy as permitted by underlying services;

•	Role-based Access Control that meets and exceeds CDC requirements and is enforced at the architecture, protocol, data and application layers to ensure safeguards for information and contexts;

•	CDC Guidance and Standards including PHIN, NEDSS, PHCDM, HAN, EPI-X;

•	Relevant Public Health and Information Technology Open Standards including HL7, ICD-9CM, CPT, HL7 Reference Information Model as well as LDAP, XML and Web Services;

•	Public Health Informatics and Disease Surveillance including SNOMED codes and the various elements of the PHIN architecture;

•	Communication and Collaboration to extend the capabilities of the Health Alert Network from [**]; and

•	The language of Public Health laboratories for information and experience [**] and the many physical processes that must be supported.
The BioWatch SCLDI team has rich experience in the development of strategies and tactics to successfully assess, plan and implement data sharing and integration strategies. Team members are full participants in the HL7 process and have implemented multiple data systems and exchanges that support HL7 and transformation to/from other formats. FTP, messaging and uploaded file transfers are all supported. Many tools are available to expedite the sharing of data, with security and access controls, to provide assurances to local health jurisdictions prior to sharing clinical data and results.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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Clinical data sets are necessary to derive information from the data, and the BioWatch SCLDI team is representative of leadership in these areas, and beyond theory with the actual use of [**] and other standards. Working with local informatics professionals, interpretations can be accommodated while minimizing the impact on local systems, assisting in the collaborative effort.
The Core team includes members that were the architects and implementers of the [**] working prototype based on messaging protocols, as well as [**]. Recognizing unique jurisdictional needs, as well as the data requirements at local, state and federal levels is crucial when working with disease surveillance and other efforts. The team has worked at all levels, and implemented production systems for disease surveillance, laboratory information management systems, electronic laboratory reporting as well as reporting and visualization tools. Data exchanges and integrated message brokers represent new efforts at the local and state levels, as communicated at the recent NHII session. The team has already implemented data exchanges and integrated message brokers, and also incorporated electronic laboratory reporting and surveillance systems with a CDC-compliant Integrated Data Broker.
These skills, knowledge and techniques are a critical toolset to empower local jurisdictions to share their BioWatch data. Developing trust, recognizing and working within the constructs of the local jurisdictions, and accommodating local data and information policies is crucial. The BioWatch team will work with the locals to ascertain and meet their needs, and also to develop assessment and evaluation tools, demonstration systems, guidance for systems implementation and best practices leveraging the BioWatch Information Systems collaboration portal.
E.5.1.-D. Promote collaborative relationships
The BioWatch operation provides services to many independent organizations that have little or no common structure for communications, data sharing or management. The BioWatch SCLDI [**] will provide a framework that will allow users from these diverse specialties to access essential secure information for operations, communications and coordination. While bringing these operational groups together it is essential, due to the sensitivity of the information being collected and disseminated, that these users have access to only that information that is germane to their operations.
Critical to the success of the overall project is full participation by partners at the local, state and federal levels. The BioWatch SCLDI Management Team and project members were selected, in part, due to their knowledge and relationships within the industry. The BioWatch program is dependent on the trust of the partners to share information, ideas and the status of
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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potential signals. Building on the trust that has already been established is a component of the duties of each member of the BioWatch SCLDI project. Specifically:
•	With the Environmental Protection Agency (EPA) to coordinate activities with existing staff providing transport of lab samples, as well as planning for future installations and coordination for training, exercises and consequence management - [**] has working relationships with the EPA;

•	With the various agencies within DHHS especially:
•	The Centers for Disease Control (CDC) and interoperability with the numerous initiatives the CDC has in place at the local, state and national levels including vocabulary services, the Public Health Information Network, the current BioWatch Management System in use at specific locations, and the Laboratory Response Network -[**] have working relationships with various units within the CDC, [**]; and

•	The Food and Drug Administration (FDA) with the eLEXnet network of laboratories that will be participating in planning, training and consequence management.
•	The Department of Agriculture (USDA) for data sharing, exercises and communication of lab systems – [**] and others have worked with the USDA for the testing of BSE and FMD;

•	Other Federal agencies and the various entities within the Department of Homeland Security realm — many members of the BioWatch SCLDI team have working relationships with NSF, DARPA and other programs;

•	The Association of Public Health Laboratories (APHL) – [**] is currently the [**] at APHL; and,
Other national, state and local health and Homeland Security organizations with an interest in BioWatch data –[**] and others are recognized throughout the sector for their knowledge and expertise and have established relationships at local, state and federal levels throughout the United States.
E.5.2. Resource Estimates
Resources for this task include [**] costs, [**] staff, laboratory and data integration, and collaborative relationships:
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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E.5.2.-A. [**] Costs
[**] will be provided by Virtual Alert at a facility with appropriate physical and logical security controls, access controls and 24x7 operations with [**]. The [**] pricing estimate is provided as a [**] based on [**], as identified in the task detail. For pricing estimates, growth is anticipated for up to [**] in the 2nd and 3rd years. [**].
E.5.2.-B. [**] Staff
[**] Staff will be provided by Virtual Alert’s Operations Center in [**].

A-TEK
Role	Name	Item	Hours
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

E.5.2.-C. Laboratory and Data Integration Staff
The staffing for this effort will be provided by the Core Management Team and Key staff during the first year. This effort may expand in Years Two and Three in order to support the many data feeds and services required.
E.5.2.-D. Collaborative Relationships
This is an assumed activity by the entire BioWatch SCLDI team and is not funded separately.
E.6. Task 6 - Administration and Personnel Management
Task: The Contractor shall provide staff to assist in the management of BioWatch administrative and personnel management activities to include:
•	Appropriate liaison to local public health laboratories and other stakeholder organizations, e.g. the Association of Public Health Laboratories
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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•	Staff to assist in the customized personnel planning and implementation strategies for each participating laboratory

•	Staff to assist in the overall management of the BioWatch program’s personnel and fiscal processes
E.6.1. Response
This task is designed to assure that all activities engaged throughout this contract are coordinated and effectively managed. By utilizing a comprehensive approach that relies upon the cooperation and teamwork of core management team participants, located in a virtual workspace, the BioWatch SCLDI Team can effectively assure that all activities undertaken are coordinated.
Staff that form the BioWatch SCLDI Team come from a variety of backgrounds and experiences but all represent the “best of the best” in relation to their accomplishments and work experiences over the course of their careers.
Within the first 30 days, core management staffing will be complete.
E.6.2. Staffing Estimate
Staffs that comprise the Core Management Team are covered in Sections 5.1 as well as appropriate other sections. No additional staffing is needed.
E.7. Task 7 - BioWatch Operations and Enhancement Review Committee
Task: The Contractor shall provide resources to host and facilitate meetings of the BioWatch Operations and Enhancement Review Committee. The Committee will include approximately [**] members and [**] DHS staff. The Committee will meet up to [**] times a year in locations across the United States.
E.7.1. Response
It is understood that this task is designed to assure consistent and clear input from a variety of stakeholders through coordinated and regular meetings of a committee that will offer practical suggestions for improving staffing at participating BioWatch laboratories and information sharing and exchange between BioWatch laboratories and the Department of Homeland Security. These meetings will occur up to [**] times per year at locations across the United States for a BioWatch Operations and Enhancement Review Committee of [**] members and [**] DHS staff.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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The BioWatch SCLDI Project Team has significant experience in hosting and arranging these sorts of meetings for groups of 6 to 6,000. The BioWatch SCLDI Project Team currently manages the meeting arrangements of [**]. The BioWatch SCLDI Project Team has experience in organizing, providing on-line registration and other logistical services to its client organizations in order to assure that the organization of such meetings runs smoothly from an operational perspective, so that the purpose of the meeting can receive the maximum of attention from the participants.
The BioWatch SCLDI Project Team also has the capacity to arrange customized travel to meetings through its travel partner at American Express to the members of the BioWatch Operations and Enhancement Review Committee.
Through its agreement with the University of California — Los Angeles — Pacific Public Health Training Center, the BioWatch SCLDI Project Team can offer continuing education credits to physicians and other health care providers.
Activities under this task will be coordinated through the BioWatch SCLDI Project Team.
The BioWatch SCLDI Project Team will organize, contract with meeting facilities and make necessary arrangements to host meetings of the BioWatch Operations and Enhancement Review Committee up to [**] times per year. Included within that task are making necessary travel arrangements for meeting participants, assuring that appropriate lodging and catering services are provided and providing on-line registration for meeting participants.
Upon award of the contract the BioWatch-SCLDI Project Team can arrange for the first meeting of the BioWatch Operations and Enhancement Review Committee to occur in as little as [**].
Costs will vary depending on the location of the meeting and the amount of lead time provided to the BioWatch-SCLDI Project Team to begin making necessary arrangements. These costs are comprised of:
E.7.2. Staffing Estimate
No additional staffing is anticipated for this task effort. Travel costs will be reimbursable at cost plus a general
E.8. Task 8 - BioWatch Signal Interpretation and Consequence Management Facilitation
Task: The contractor will be responsible for working closely with other organizations to assist
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

each BioWatch city with signal interpretation integration and decisional analysis with consequence management preparedness. This may include organizing and overseeing several Table Top exercises across the nation, as well as various BioWatch consequence management workshops, where all involved stakeholders can participate and obtain information and skills for development and enhancement of their cities’ signal interpretation and consequence management plans. These Table Top exercises will include participation from the following:
•	Local City Officials — Mayor’s Office, Local Law Enforcement

•	Local and State Laboratory Response Network (LRN) and Epidemiologists

•	Federal Law Enforcement Officials — FBI, Weapons on Mass Destruction Officials

•	Federal BioSecurity Officials
E.8.1. Response
The BioWatch SCLDI Project Team has rich experience in the planning, development and execution of exercises with these audiences. Recognizing the many potential participants for the BioWatch consequence management process, the BioWatch SCDLI Team has assembled a rich and diverse team with complementary qualifications, expertise, knowledge and experience in order to be able to address the unique needs of individual local jurisdictions while ensuring to develop a uniform model for response. The skill sets, and audience experience, is best described through the experience of the Workshop, Exercise and Training staff members. In summary, the Team has been at the forefront of delivery for Exercises, SandBoxes, TableTops, Drills and Live Events:
i.	Local City Officials — the Mayor’s office, City/Town Council, Schools, Churches, Local Law Enforcement and Neighborhood organizations

ii.	Local and State Laboratory Response Network and Epidemiologists — State, Local, Commercial and Hospital laboratories, LRN response as well as live sample management processes during the Washington DC anthrax events in October, 2001.

iii.	Federal Law Enforcement Officials — The team has experience in working with FBI and other Federal organizations involved in weapons of mass destruction as well as the communications between State, Local and Federal law enforcement. Team members have also facilitated exercises between state health departments and the state national guard.

iv.	Federal BioSecurity Officials — Communications with BioSecurity officials from the State and Local level are new initiatives that are gaining traction. The Virtual Alert team has been involved in numerous efforts to facilitate these communications through their work with the NSF Infectious Disease Informatics working prototype, public health laboratory, disease and other health-related information and fundamentally as an enabling infrastructure through the [**] and reach-back products, tools and services. Additionally, Virtual Alert’s products and staff are leaders in
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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providing updated, real-time communications based on the Virtual Alert BioTerrorism Readiness Suite that has been used as a tool in many live events as well as exercises.
The science of signal interpretation is subject to much debate. The BioWatch SCLDI architecture supports the integration of [**] in order to provide full communications capabilities to participants. The BioWatch SCLDI is designed to utilize tools and techniques as they are identified, or communicate directly with individual subject matter experts to provide feedback and opinions. Alternatively, threshold-based alerts may be defined to [**] provide additional data and details via integration and collaboration with state and local instances of the Health Alert Network. The team described below can effectively work with each BioWatch city to develop and test their signal interpretation and consequence management plans.
Furthermore, the BioWatch SCDLI team has proven experience and capacities in the development and delivery of direct, web-based and virtual reality/gaming training, education and exercises. [**] is a recognized leader in hands-on instruction using virtual reality techniques under contract for DARPA, [**] has real-world experience with handling lab samples during a live event in cooperation with local, regional and federal labs, and [**] has specific experience with the Department of State, Drug Enforcement Agency and DHS Air Marshall Program.
[**]
[**] as part of his DARPA program, developed and deployed a CB consequence management system that was used by the Marine CBIRF unit and the City of Denver as their Command/Control system during the G8 meeting in Denver, 1997. As a part of that operational effort, local city officials, departments of health, local health personnel, local police and FBI were involved in setting up and training on the system. There were no WMD or BioSecurity officials at that time.
Subsequently, [**] was deployed with CBIRF to major events in which the system was used by local officials during the State of the Union addresses and inaugurations in 1997 and 2001.
[**] also has crucial real-world experience with the handling of large numbers of laboratory samples based on his work in DC during the Anthrax events in 2001. These efforts will provide crucial situational experience to the SCDLI team deliverables.
[**]
[**] in his DARPA effort, is a leader in the development of virtual realty training and exercise programs for training of field staff and personnel in the military, law enforcement and WMD. His team has the capacity to create rich training and exercise
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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experience in the virtual reality gaming world, replicable on CDs to be used on personal computers. Other options include the use of specific training with avatars with touch and depth feedback. [**] team provides exciting new capabilities to public health and to BioWatch specifically.
[**]
[**] brings a career of knowledge and experience in training, exercises and actual events that cross many jurisdictions at the Federal, State and Local levels. Both in his career with ATF and now as an Adjunct Instructor, National Center for Biomedical Research and Training, Academy of Counter-Terrorist Education at Louisiana State University and is under contract as an Instructor, International Training Section, Anti-Terrorism Assistance Program, US Department of State, Bureau of Diplomatic Security, Dower has developed relationships and skills with:
•	Local officials, law enforcement, public safety, emergency management and response

•	State and local collaboration and cross jurisdictional communications

•	Work with FBI, State, ATF and other Federal and International organizations

•	Leading edge work at the Academy of Counter-Terrorist Education at LSU
[**] has been an active participant in the development of training and instruction material, and overseen exercises, feedback and improvement, in specific WMD, firearms and has experience in chemical and other potential terrorism activities. Combined with his work training US Air Marshall Service, [**] rounds out our team of Subject Matter Experts and Liaisons.
[**]
In his multi-faceted role as Chief, Emergency Preparedness and Disaster Medical Response for San Diego County, [**] participated in the planning, development and execution of many exercises with multiple audiences. [**] was part of both local and state demonstrations and preparedness program staff and participated in more than seventy (70) table top exercises in which local law enforcement has been a key participant. While it is sometimes difficult to engage local political leadership, many communities have sent representatives of local political leadership including mayoral aides, Board of Supervisor aides and township Judges’ aides. Additional staff has had representation from the aforementioned groups in an additional 50 functional command posts, and full scale exercises involving a variety of scenarios. Local microbiologists and epidemiologists have been represented in nearly all of these exercises.
The local FBI WND specialists in San Diego County were integral components of the local response system and participated in nearly every local exercise planned locally since 1996. This includes in excess of twenty table top, functional and full-scale exercises. Additionally, the FBI WMD coordinators were regular participants in many domestic preparedness program exercises facilitated by [**] staff throughout the County. Federal law
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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enforcement participation was not confined to just the FBI, but also included ATF, Coast Guard, Military Police, Secret Service, Customs and Border Protection.
[**]
As the Health Alert Network Coordinator, Risk Communications Informatics Manager and Geographic Information Systems (GIS) resource for the Emergency Preparedness Office of the California Department of Health Services (CDHS), [**] developed those related components for both exercises and table tops. The planning, setup and execution of these exercises were coordinated with the Governor’s Office of Emergency Services (OES) and Emergency Medical Services Authority (EMSA), California National Guard (CNG) and participating local jurisdictions and hospitals. The integration of the following areas of responsibility was represented within the design of the communications and GIS information technology tools: emergency management, planning, logistics, command, and administration components of the emergency response operations. Training and briefings were conducted to familiarize exercise and table top participants in the capabilities and use of the communications, alerting and GIS tools that would be utilized as resources during the event. The participants in the exercises included:
•	State Departments (Mental Health, Department of Aging, OES, EMSA, CNG and Office of State Wide Health Planning and Development)

•	Laboratories (State, regional and local jurisdiction public health laboratories)

•	Local Jurisdictions (approximately 29 of 61 jurisdictions participated in the statewide exercise)

•	Hospitals, emergency management services, and epidemiologists

•	Local Emergency Management System participants such as 911 call centers, law enforcement dispatch, police, sheriff and local public officials.
[**] also provided guidance and training to local jurisdictions in the use of the California Health Alert Network as the communications and alerting component in their exercise development and emergency plans. The planning and development of the local alerting and response directory included hospitals, physicians, first responders (police, sheriff, fire, and EMS), community leaders (City and County executives, and politicians), media (TV, radio and news papers), contacts and spokespersons for special populations (large employers, non-English speaking populations, Native American reservations, and other specific populations within a jurisdiction).
[**]
[**] designed, developed, tested and implemented interdisciplinary TableTop exercises designed for implementation at the local health jurisdiction level that included as participants health officers, epidemiologists, environmental health officials, laboratorians, emergency managers, sheriffs and chiefs of police, hospital personnel, city and county elected officials, fire and EMS Staff and community based organizations such as the American Red Cross. These exercises occurred in each community in Washington and several communities in Idaho. The object of the exercises were to test and coordinate public
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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health system responses with emergency management, law enforcement, hospital and emergency medical system responses in order to evaluate current states of readiness and to develop the synergy to foster improved coordination and readiness of public health authorities to effectively interact with other emergency response sectors.
[**]
[**] has long experience in many aspects of exercise development and execution through his work as Chief of Police for a small California town, and in his years of work for Placer County. Examples include:
•	Desk Top Exercise, 1999 Atherton Regional Emergency Preparedness Task Force of a simulated earthquake in San Mateo County. As Chief of Police, [**] coordinated the use of resources from County, State and Federal EMS, Sheriff, California Highway Patrol, Fire, Ambulance, County Medical, Coroner. [**] set up communications between county, state OES officials and utilized EAS link to local radio station to broadcast.

•	Desk Top Exercise, 1986 Placer County Regional Emergency First Responders of a simulated major aircraft accident. In his role at Placer County Sheriff’s office, [**] coordinated with County & State Office of Emergency Services, California Highway Patrol, local Police and established communications set up through county mobile communication command post.

•	Actual Disaster Management in 1985 Placer County, Lake Tahoe of a major avalanche claiming 6 lives, community w/o power or ingress/egress for 6 days. [**] worked with numerous organizations to provide remote logistical support through land line between Auburn & Lake Tahoe involving County, State and Federal Offices of Emergency Services, local EMS, hospital, fire and the FAA to close the dangerous areas to flights. He also worked with FEMA to coordinate assistance efforts.

•	Actual Disaster Management of a high profile SAR in Lake Tahoe. [**] worked with local and state Office of Emergency Services, Fire departments, the California Highway Patrol and worked with federal support from the White House and US Army. Additional activities included request for services from the US Army Mountain Survival search Team and subsequent coordination of efforts.
[**]
Through her roles in Ventura County and Los Angeles County, [**] has been a planner and participant in the planning and execution of a number of workshops and exercises at the local level. Some of these include live management as Director of the Ventura County Smallpox Vaccination Clinics, 2002-2003 (100 vaccinated) and IT experience as PVS Manager for Ventura County smallpox data, 2003. Gwen was a planner and participant in the Ventura County SARS Exercise at Ojai Hospital, 2003; a planner and DOC participant in the Ventura County Plague Exercise, 2003; a participant in the Los Angeles County Inter-Agency Plague Exercise, 2002; and a guest observer in the San Diego County Regional Exercise, multiple threat scenario; [**] has also participated in Public Health Disaster Recovery Efforts including the Ventura County Fires Disaster Recovery (EOC participant,
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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assistant to Health Officer), fall 2003; the Los Angeles County Public Health Anthrax/white powder incident Phone Response Team; the Ventura County Health Participant, “Lessons Learned”; Alaska Airlines Flight 261 Crash and the Santa Barbara Painted Cave Fires Recovery (volunteer), 1990
In these efforts, [**] has worked with:
•	Local and State Health and Public Health Agencies,

•	Local and Regional Fire and Law Enforcement,

•	FBI, Terrorism Warning Groups,

•	PH Laboratories,

•	HAZMAT, EMS, Coroner, Local Hospitals, Military Bases
[**]
[**] workshops/exercises/drills experience includes facilitating a multidisciplinary emergency response group from Seattle in a bioterrorism TableTop Drill provided by Association of Professionals in Infection Control and Epidemiology (APIC) and The Center for the Study of Bioterrorism and Emerging Infections. She has also delivered hands-on training for Public Health Emergencies, provided by the Washington State Department of Health and the Northwest Center for Public Health Practice. She has facilitated over 10 county exercises. For the Washington Smallpox Response Plan, she was responsible for sections concerning disease surveillance (including syndromic, active, and routine), contact tracing, and data management. For the complementary Washington Smallpox Vaccination Plan, she contributed to the data management section and was responsible for active surveillance section. In the development of the Washington SARS plan, she contributed to the surveillance and epidemiology response section.
In the area of Public Health Disaster Recovery Efforts, [**] was involved in several disease outbreaks and other cases of public health significance, including campylobacteriosis in a correctional facility, suspected cases of SARS, white powder reports, E. coli at a family gathering, and vaccinia adverse events. In these efforts she has been involved with a wide variety of organizations, such as:
•	Emergency Management at the State and Local Levels

•	Local, state and federal public health agencies

•	Public Safety — Sheriff and Police

•	Fire, EMS, Ambulance Companies and Hospitals

•	Laboratories

•	Press, Elected officials, Red cross

•	Military

•	Schools, Churches

•	Coroner

•	Pharmacists

•	Medical examiner
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

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DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

•	Parks & Services

•	Department of Transportation

•	Neighborhood block watch

•	Department of Agriculture
The science of signal interpretation is subject to much debate. The BioWatch SCLDI architecture supports the integration of [**] in order to provide full communications capabilities to participants. BioWatch SCLDI is designed to utilize tools and techniques as they are identified, or communicate directly with individual subject matter experts to provide feedback and opinions. Alternatively, threshold-based alerts may be defined to [**] to provide additional data and details via integration and collaboration with state and local instances of the Health Alert Network. These activities are related to other duties in regards to training, education and content development addressed in other task elements identified in Section E.4. Core Management Team would oversee the definition of the details in concert with the DHS Project team.
E.8.2. Staffing Estimate
These efforts would be initiated [**] to assist in training exercises. This is expected to start [**] after contract award and will necessitate [**] full time Subject Matter Experts to develop and deliver the initial content, and one staff person to assist. This estimate is based on [**] workshops per year, [**] days each.

Role	Name	A-TEK Item	Hours
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 53	8/09/04 – R3

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

E.9. Task 9 — BioWatch Research and Study Assistance
Task: Provide necessary research, development, test, and evaluation coordination with pre-selected BioWatch partnering [**] that will be implemented by the BioWatch Program during the contract period of performance.
The contractor should be able to work with the selected partnering bodies in order to effectively launch and carry-out critical research studies, in progress reviews, meetings, and conference support for the BioWatch program.
E.9.1. Response
The major activities associated with this task have been addressed Section E.4 and E.5 in this response. The outcomes from those tasks will deliver documentation, tools and techniques that may be used by identified partners for further research and analysis.
If desired by DHS, [**] can be created to support bio-surveillance analyst activities. Authorized partners and analysts will collaborate using BioWatch SCLDI multilevel security tools. Finally, the BioWatch SCLDI Project Team can create an Extensible Analytic Toolkit framework that contains an initial set of algorithms for visualization, temporal-spatial, linkage and other sophisticated analyses. The framework will allow plug and play addition of other analytic tools.
Alternatively, the BioWatch SCLDI Project Team can work with partners to define and utilize [**].
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 54	8/09/04 – R3

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

The use of messaging technologies with “just-in-time” reach back is crucial. Successful mitigation of bio-warfare attack or natural outbreaks requires minimal latency in our early detection and warning systems. Recent analysis of large-scale anthrax releases (100,000 casualties) suggests that over 500 new casualties per hour will enter hospital systems within 72 hours after an attack. Thus, partner data feeds, other sources of data and BioWatch SCLDI must be architected to be highly sensitive, aggressively and rapidly analyze all anomalies and warn responsible agencies and partners without administrative or system delays. [**].
E.9.2. Staffing Estimate
Reasonable support for the activities under this task is anticipated to be within the hours allocated to the BioWatch SCLDI Management Team as well as Functional Subject Matter Experts utilized in specific activities. If support demands exceed these expectations, the Functional Subject Matter Expert, Data Standardization Expert, Data Security Specialist and Information Resource Management Analyst staffing levels may need to be augmented. This estimate is based on [**] study for the base period, and [**] for each option year, estimated for [**] and [**].
F. Other Pertinent Information
The following section addresses miscellaneous items and requirements within the SOW.
F.1. Security
All individuals working in any laboratory must be certified for that specific laboratory and cleared to handle [**] material. Contractor staff may be required to possess a [**] level clearance for a given task or site as identified by DHS.
•	At the direction of DHS all staff requiring clearance to handle [**] material will obtain the necessary background clearances and certification prior to being given access to such materials.

•	Contractor staff requiring [**] level clearance for given tasks or sites as identified by DHS will obtain the necessary background clearances and certification prior to being allowed to engage in such tasks or gain access to such sites.

•	Information meeting both the [**] and [**] level clearance will be secured and will not be accessible to any staff or contract staff without appropriate certification levels. Data stored on the BioWatch SCLDI [**] that is of these classifications will not be visible or accessible by staff or contract staff not having the appropriate level of clearance.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 55	8/09/04 – R3

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

F.2. Information Technology Systems Security
The security of BioWatch Information Systems must comply with the Department of Homeland Security - IT Security standards provided at task award. Changes to DHS standards will be provided as they are adopted, and DHS and the Contractor will determine through mutual agreement how information systems must evolve to meet new standards.
•	The BioWatch SCLDI [**] and information systems will be in compliance with the DHS IT Security standards at the time of task award.

•	A process to obtain agreement on how effected information technology systems will evolve to adapt and adopt new DHS security standards will be established.

F.3.	Government Furnished Equipment (GFE)/ Government Furnished Information (GFI)
Since all laboratory diagnostic work will be performed at a local or state public health laboratory site, all laboratory diagnostic GFE/GFI is anticipated to be provided by the hosting laboratory. Information systems equipment will be maintained at a site of DHS’ direction which may include government and/or contractor’s sites.
•	The BioWatch SCLDI team will adhere to the direction provided by DHS regarding the hosting location of information systems equipment and information.
F.4. Travel
Travel will be authorized as identified within the task as it is funded for laboratory and core management staff.
The Administrative and Information Management System Staff will work as a cross-functional team. Travel costs are detailed in the Pricing Section within this proposal.
F.5. Staff Requirements
Laboratory Staff will meet the following minimum requirements:
•	Director-Microbiologists will possess a PhD or MD and will be qualified to work in a Bio Safety Level 3 Laboratory and possess clearance to handle sensitive agents.

•	Microbiologist will possess at least a Masters Degree and will be qualified to work in a Bio Safety Level 3 Laboratory and possess clearance to handle sensitive agents.

•	Lab Technicians will possess at least a Bachelors Degree and will be qualified to work in a Bio Safety Level 2 Laboratory.
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 56	8/09/04 – R3

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

Administrative and Information System staff will meet the following minimum requirements. All members of the administration and information systems unit will be proficient in:
•	Public health system development

•	Pertinent CDC, HHS and DHS standards for the management and administration of health and homeland security data and information

•	Creating and implementing programs and activities that are part of CDC’s Public Health Information Network

•	Managing federal contract dollars according to Office of Management and Budget Standards
G. Key Personnel Qualifications Matrix
The following matrix highlights that the A-TEK BioWatch SCLDI Team meets or exceeds the requirements. More comprehensive information is found in the resumes provided.

Proposed Personnel				Task Requirements						Qualifications
	1	2	3	4	5	6	7	8	9
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 57	8/09/04 – R3

DHS/Systems Engineering and Deployment Unit BioWatch SCLDI	CIO-SP2 Tracking No. C-2329 Contract #263-01-D-0084

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Key Qualifications Matrix
H. Key Personnel
The Key Personnel for this BioWatch SCLDI Project are as follows:
[**]
[**] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure of the data contained on this sheet is subject to the restrictions on the title page of this proposal.

A-TEK, Inc.	Page 58	8/09/04 – R3

ATTACHMENT 3

DHS/Systems Engineering and Deployment Unit	CIO-SP2 Tracking No. C-2329
BioWatch SCLDI	Contract #263-01-D-0084
Appendix A – Annualized Laboratory Professional Compensation Table – Fully Burdened Rates

					Position 3 –				Position
					MS Journey		Position 4 –		Doctoral /
	Position 1 – BS	Pro-Rated	Position 2 – BS	Pro-Rated	Level or BS	Pro-Rated	Ph.D. or MS	Pro-Rated	Medical	Pro-Rated
City	Entry Level	Hourly Rate	Journey Level	Hourly Rate	Supervisor	Hourly Rate	Supervisor	Hourly Rate	Supervisor	Hourly Rate
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 4

NITAAC Prime Contractor Past Performance Evaluation Report

FINAL REPORT	INTERIM REPORT	(Check one)
REPORTING PERIOD: (from mm/dd/yy)		(to mm/dd/yy)
NIH CONTRACTING TEAM		CIO-SP2
NIH CONTRACT NUMBER

NITAAC CIO-SP2 ORDER

TASK ORDER AUTHORIZATION NUMBER:

CUSTOMER INFORMATION:

Agency Name:
Address:

Email:

PRIME CONTRACTOR INFORMATION:

Name:
Address:

Email:

ORDER AWARD DATE: (mm/dd/yy)

ORDER EXPIRATION DATE: (mm/dd/yy)

ORDER VALUE: $

ORDER TITLE: (Description of Requirements)

RATINGS

Summarize contractor performance and circle the number which corresponds to the rating for each rating category.
Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance, and business relations. At this time comments are limited to 500 characters.

QUALITY OF PRODUCT OR SERVICE
Comments:	Rating:	0 1 2 3 4 5

COST CONTROL
Comments:	Rating:	0 1 2 3 4 5

TIMELINESS OF PERFORMANCE
Comments:	Rating:	0 1 2 3 4 5

BUSINESS RELATIONS
Comments:	Rating	0 1 2 3 4 5

SUBCONTRACTS

Are Subcontracts involved? (Check One) YES ☐ NO ☐
Comments (Please comment on those Subcontractors that have provided a significant contribution to overall contract performance.)

KEY PERSONNEL

PROJECT MANAGER (Name):

Comments:

KEY PERSON (Name):

Comments:

KEY PERSON (Name):

Comments:

RATINGS

Summarize contractor performance and circle the number which corresponds to the rating for each rating category.
Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance, and business relations. At this time comments are limited to 500 characters.

QUALITY OF PRODUCT OR SERVICE
Comments:	Rating:	0 1 2 3 4 5

COST CONTROL
Comments:	Rating:	0 1 2 3 4 5

TIMELINESS OF PERFORMANCE
Comments:	Rating:	0 1 2 3 4 5

BUSINESS RELATIONS
Comments:	Rating	0 1 2 3 4 5

SUBCONTRACTS

Are Subcontracts involved? (Check One) YES ☐ NO ☐
Comments (Please comment on those Subcontractors that have provided a significant contribution to overall contract performance.)

KEY PERSONNEL

PROJECT MANAGER (Name):

Comments:

KEY PERSON (Name):

Comments:

KEY PERSON (Name):

Comments:

CUSTOMER
SATISFACTION

Is/was the contractor committed to customer satisfaction? (Check One) YES ☐ NO ☐
If this is the Final Report: (Check One)
Would you recommend selection of this firm again? YES ☐ NO ☐
Comments:
PROJECT OFFICER/COTR:

(Last Name)	(First Name)	(MI)
SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:
CONTRACTING OFFICER/Accountable Management Official (AMO) CONCURRENCE:

(Initial)	Date: (mm/dd/yy)

CONTRACTOR’S REPRESENTATIVE: (Title)
(Last Name)	(First Name)	(MI)

SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:

SUMMARY RATINGS:

QUALITY:	COST CONTROL:

TIMELINESS OF PERFORMANCE:	BUSINESS RELATIONS:

CONTRACTOR’S REPRESENTATIVE: (Title)
(Last Name)	(First Name)	(MI)
SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:

CONTRACTOR’S REVIEW:
Were comments, rebuttal, or additional information provided? (Check One) YES ☐ NO ☐

(If yes: They are on file in):

	(Location)	(Phone)
          Attached ☐ (Check if attached)
AGENCY REVIEW:
Were contractor comments reviewed at a level the contracting officer/AMO? (Check One) YES ☐ NO ☐

(If yes: They are on file in):

	(Location)	(Phone)
          Attached ☐ (Check if attached)

NATIONAL INSTITUTES OF HEALTH
CONTRACTOR PERFORMANCE REPORT INSTRUCTIONS
1.	Check the appropriate block to indicate the type of report (Interim, Final). The final evaluation of the contractor’s performance must satisfy the reporting requirement stipulated in the FAR. and Health and Human Services Acquisition Regulations

2.	Indicate the period covered by the report.

3.	Identify the customer office. Identify the location of the customer

4.	Identify the contract number of the contract being evaluated and the Task Order or Delivery Order Authorization Number.

5.	List the name and address of the contractor.

6.	Enter TIN and SIC

7.	Indicate the order award date and order expiration date.

8.	State the order value, including any option amounts.

9.	Provide a brief description of the work being performed under the order (the title of the order).

RATINGS

Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance and business relations.

SUBCONTRACTORS

Indicate whether Subcontracts are/were involved. Briefly summarize (500 characters or less) the performance of any Subcontractors that have major responsibilities under the contract or are required to perform a significant part of the contract requirement. This space may also be used to evaluate a Prime Contractor’s management of a Subcontractor.

KEY PERSONNEL

List the name of the project manager and the names of two other key personnel (optional). Briefly describe the performance of the key personnel listed. (500 characters or less)

CUSTOMER SATISFACTION

Check the appropriate answer to indicate whether the contractor was committed to customer satisfaction. For the final report, indicate whether you would recommend selection of the firm again.

PROJECT OFFICER/CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE/COTR SIGNATURE

The Project Officer/COTR signs this block.

CONTRACTING OFFICER AMO CONCURRENCE

The Contracting Officer/AMO initials this block, indicating concurrence with the initial rating.

CONTRACTORS REPRESENTATIVE

The Contractor signs this next block indicating review of the rating.

SUMMARY RATINGS

Indicate the rating given for each of the rating categories: quality of goods or services, cost control, timeliness of performance, and business relations.

CONTRACTING OFFICE/AMO SIGNATURE

The contracting officer/AMO signs the report when all actions are completed. If changes were made to the ratings or the narrative during the rebuttal process, a copy of the report, as revised, shall be promptly furnished to the contractor.

CONTRACTOR’S REVIEW
Indicate whether the contractor submitted a rebuttal or comments. Attach a copy of the contractor’s rebuttal to this report, or indicate its location, if filed separately.

AGENCY REVIEW

If the contracting officer /AMO and the contractor are unable to agree on a final rating, the matter is to be referred to an individual one level above the contracting officer/AMO. Attach a copy of the agency’s decision to this report, or indicate its location, if filed separately.

Subcontract No. S2040823-1
ATTACHMENT 5
FAR & HHSAR CLAUSES

A-TEK, Inc.	Attachment 3 — Page 1 of 4	Subcontract No. S2040823-1

GENERAL CLAUSES
Time and Material or a Labor Hour Contract
CONTRACT CLAUSES INCORPORATED BY REFERENCE

Contract Reg	Clause Date	Clause Title
FAR52.202-1	Oct 1995	Definitions
FAR52.203-3	Apr 1984	Gratuities (Over $100,000)
FAR52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
FAR52.203-6	Jul 1995	Restrictions on Subcontractor Sales to (Over $100,000)
FAR52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
FAR52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
FAR52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
FAR52.203-12	Jun 1997	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
FAR52.204-4	Jun 1996	Printing/Copying Double-Sided on Recycled Paper (Over $100,000)
FAR52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)
FAR52.215-2	Jun 1999	Audit and Records — Negotiation (Over $100,000)
FAR52.215-8	Oct 1997	Order of Precedence — Uniform Contract Format
FAR52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data
FAR52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)
FAR52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
FAR52.215-15	Dec 1998	Pension Adjustments and Asset Reversions
FAR52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
FAR52.215-19	Oct 1997	Notification of Ownership Changes
FAR52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications
FAR52.219-8	Oct 1999	Utilization of Small Business Concerns (Over $100,000)
FAR52.219-9	Oct 1999	Small Business Subcontracting Plan (Over $500,000)
FAR52.219-16	Jan 1999	Liquidated Damages — Subcontracting Plan (Over $500,000)
FAR52.222-20	Dec 1996	Walsh-Healey Public Contracts Act
FAR52.222-26	Feb 1999	Equal Opportunity
FAR52.222-35	Apr 1998	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era
FAR52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
FAR52.222-37	Jan 1999	Employment Reports on Disabled Veterans and Veterans of the Vietnam Era
FAR52.223-6	Jan 1997	Drug-Free Workplace

A-TEK, Inc.	Attachment 3 — Page 2 of 4	Subcontract No. S2040823-1

FAR52.223-14	Oct 1996	Toxic Chemical Release Reporting
FAR52.225-1	Feb 2000	Buy American Act — Balance of Payments Program — Supplies
FAR52.225-13	Feb 2000	Restrictions on Certain Foreign Purchases
FAR52.227-1	Jul 1995	Authorization and Consent
FAR52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
FAR52.229-3	Jan 1991	Federal, State and Local Taxes (Over $100,000)
FAR52.229-5	Apr 1984	Taxes — Contracts Performed in U.S. Possessions or Puerto Rico
FAR52.232-7	Mar 2000	Payments under Time-and-Materials and Labor-Hour Contracts
FAR52.232-8	May 1997	Discounts for Prompt Payment
FAR52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR52.232-17	Jun 1996	Interest (Over $100,000)
FAR52.232-23	Jan 1986	Assignment of Claims
FAR52.232-25	Jun 1997	Prompt Payment
FAR52.232-34	May 1999	Payment by Electronic Funds Transfer-Other Than Central Contractor Registration
FAR52.233-1	Dec 1998	Disputes
FAR52.233-3	Aug 1996	Protest After Award
FAR52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR52.242-13	Jul 1995	Bankruptcy (Over $100,000)
FAR52.243-3	Aug 1987	Changes — Time-and-Materials and Labor-Hours
FAR52.244-2	Aug 1998	Subcontracts
FAR52.245-5	Jan 1986	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)
FAR52.245-6	Sep 1996	Termination (Cost-Reimbursement), Alternate IV (Sep 1996)
FAR52.249-14	Apr 1984	Excusable Delays
FAR52.253-1	Jan 1991	Computer Generated Forms
HHSAR352.202-1	Apr 1984	Definitions
HHSAR352.228-7	Dec 1991	Insurance — Liability to Third Persons
HHSAR352.232-9	Apr 1984	Withholding of Contract Payments
HHSAR352.233-70	Apr 1984	Litigation and Claims
HHSAR352.242-71	Apr 1984	Final Decisions on Audit Findings
HHSAR352.270-5	Apr 1984	Key Personnel
HHSAR352.270-6	Jul 1991	Publication and Publicity
HHSAR352.270-7	Apr 1984	Paperwork Reduction Act

A-TEK, Inc.	Attachment 3 — Page 3 of 4	Subcontract No. S2040823-1

NOTE: All HHSAR clause can be reviewed in full text at http://frwebgate.access.gpo.gov/cgi-bin/getdoc.cgi?dbname=1999_register&docid=fr08ja99-34
ADDITIONAL CONTRACT CLAUSES INCORPORATED BY REFERENCE

CLAUSE NO.	CLAUSE TITLE	DATE
52.204-02	Security Requirements	Aug 1996
52.217-08	Option to Extend Services	Nov 1999
52.223-5	Pollution Prevention and Right-To-Know Information	Apr 1998
52.224-01	Privacy Act Notification	Apr 1984
52.224-02	Privacy Act	Apr 1984
52.225-08	Duty Free Entry	Feb 2000
52.225-16	Sanctioned European Union for Country Services	Feb 2000
52.227-19	Commercial computer Software Restricted Rights	Jun 1987
52.228-05	Insurance-Work on a Government Installation	Apr 1984
52.232-22	Limitation of Funds	Apr 1984
52.237-02	Protection of Government Buildings, Equipment and Vegetation	Apr 1984
52.237-03	Continuity of Services	Jan 1991
52.239-1	Privacy of Security Safeguards	Aug 1996

A-TEK, Inc.	Attachment 3 — Page 4 of 4	Subcontract No. S2040823-1

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 01
SUBCONTRACT NUMBER: S2040823-1
Date: 10/29/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive, Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dhs.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/23/04-02/04/05	Payment Terms 5 days after Government pay

Qty	Item	Description			Unit Price	Total

The purpose of this Modification is to incorporate Work Assignments (WA) #1, #2, #3, and #4 and re-allocate base period funding on a WA basis.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

WA funding allocated to date are as follows:

		0001 - Total Base Period Funding	$[***]
less travel reserved for A-TEK Program Management Executive Staff

		0001 - Total Base Period Funding	$[***]			[***]

	WA 01	Contract Team Core Management Staffing & Administrative Support		$[***]
	WA 02	[***] Staffing and Information Systems Management		$[***]
	WA 03	2004 Syndromic Surveillance Conference		$[***]
	WA 04	BioWatch Training, Consequence Management & Signal Interpretation		$[***]

$[***]

		Total Remaining Funding to be allocated by WA	$[***]
MODIFICATION NOTES:					TOTAL	[***]

1	The total value of the subcontract is modified as follows:	[***]
	less travel for A-TEK Management	[***]
	NEW TOTAL	[***]

2	The following sections of the subcontract have been modified to accomplish the above:
- B — Supplies/Services and Price/Cost
- B.1. Schedule of Items
- C. Statement of Work
- F. Deliveries or Performance
- F.1. Effective Period of the Subcontract
- F.2. Place of Performance
- F.3. Deliverables
- H.11. Key Personnel

3	All other references to “Task Order” are hereby replaced by “Work Assignment.”

4	All other Terms, Conditions, Provisions and Clauses remain unchanged.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/08/04
Virtual Alert, Inc.
By: /s/ Dan Lintz
Name: Dan Lintz
Title: CEO
Date: 11-3-04

1. Section B SUPPLIES/SERVICES AND PRICE/COST, to include B.1 SCHEDULE OF ITEMS and B.1.1. through B.1.9, is hereby deleted in its entirety is and replaced with the following, with changed text in blue:
B. — SUPPLIES/SERVICES AND PRICE/COST
The Subcontractor, acting as an independent contractor and not as an agent of the Government, shall furnish all materials, personnel, facilities, support and management necessary to provide the supplies and services as set forth below as defined in (1) the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; (2) the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract; and any and all Work Assignments added to the subcontract by Modification.
B.1 Schedule of Items
On a Time and Material-(T&M) type Work Assignment basis, the Subcontractor shall provide a full range of supplies and services as specified and in accordance with the SOW. Base Period pricing is set forth below by Work Assignment (WA). Option Year pricing has been calculated using the Base Period times 2 and escalated [***]% per year. Pricing shall be detailed and provided with the corresponding subcontract exercising each Option Year and the corresponding WAs.
T&M rates are inclusive of all labor, fringe, overhead, G&A, taxes, insurance and profit. Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $25. Travel shall be reimbursed in accordance with Section H.10 herein.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 2	Subcontract No. S2040823-1

Work		Period of
Assignment	Description	Performance	Funded Value
WA 01	Contract Team Core Management Staffing and Administrative Support	08/20/04 — 02/28/05	[***]
WA 02	New York City Staffing and Information Systems Management	08/20/04 — 02/28/05	[***]
WA 03	2004 Syndromic Conference and Work	08/20/04 — 02/28/05	[***]
WA 04	BioWatch Training, Consequence Management and Signal Interpretation	08/20/04 — 02/28/05	[***]

		TOTAL	[***]

The total funding available for this subcontract is -	[***].
The total amount allocated by WA is -	[***]

The total amount remaining to be allocated to WAs is -			[***]

The total unfunded value of Option Year 1 if exercised is -		[***]
The total unfunded value of Option Year 2 if exercised is -		[***]
Option Year values are subject to change based on the resultant value of the DHS exercised options to A-TEK.
A breakdown of each WA is provided within each separately issued WA document. Additional work for any given WA will be incorporated by subcontract modification as WAs are provided by DHS.
2. Section C STATEMENT OF WORK is hereby modified with the following changed text in blue:
C. — STATEMENT OF WORK
This Subcontract hereby incorporates the full Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract, the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this Subcontract
3. Section F DELIVERIES OR PERFORMANCE is hereby modified with the following changed text in blue:
F. DELIVERIES OR PERFORMANCE
The Subcontractor shall, through A-TEK, comply with the requirements defined in the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract, all requirements added by each Work Assignment made a part of this Subcontract, and Section F of the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 3	Subcontract No. S2040823-1

4. Section F.1 EFFECTIVE PERIOD OF THE SUBCONTRACT is hereby modified to add the following text in blue:
Each individual Work Assignment will include the period of performance specific to that WA.
5. Section F.2 PLACE OF PERFORMANCE is hereby modified to add the following text in blue:
Each individual Work Assignment will designate the place of performance specific to that WA.
6. Section F.3 DELIVERABLES is hereby modified to add the following text in blue:
Each individual Work Assignment will designate deliverables specific to that WA.
7. Section H.11 KEY PERSONNEL is hereby modified to add the following text in blue:
Each individual Work Assignment will designate Key Personnel specific to that WA.
Additionally, the following Key Personnel are further identified as follows:
[***]
- - - END OF MODIFICATION 01 - - -
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 4	Subcontract No. S2040823-1

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 02
SUBCONTRACT Number: S2040823-1
Date: 11/15/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive
Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dhs.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/20/04 — 02/28/06	Payment Terms 5 days after Government pay

Qty	Item	Description	Unit Price	Total

The purpose of this Modification is to revise the Base Period and Option Year periods of performance, collapsing the Base period and Option Year 1 together as the total 18 month Base period, rename Option Year 2 now to be Option Year 1, and clarify the Period of Performance start and end dates.

The requirement for receipts for travel costs has changed from $25 to $75.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

	0001a – Total Base Period FUNDED	[***]
	0001b – Total Base Period UNFUNDED	[***]

	0001 – Total Base Period VALUE (Ceiling) 08/20/04 – 02/28/06	[***]

	0002 – Total Option Year 1 Period UNFUNDED 03/28/06 – 02/28/07	[***]

	Total Subcontract Award Amount remains unchanged:	[***]

MODIFICATION NOTES:			TOTAL	$[***]

1	The following sections of the subcontract have been modified to accomplish the above:
B.1. Schedule of Items
F.1. Effective Period of the Subcontract

2	All other Terms, Conditions, Provisions and Clauses remain unchanged.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/15/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov
Title: Director
Date: Nov 16, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1. Section B.1 SCHEDULE OF ITEMS, is hereby modified as follows, with changed text in blue:
B.1 Schedule of Items
third (3rd) paragraph, second (2nd) sentence –
Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $75. Travel shall be reimbursed in accordance with Section H.10 herein.
Sixth (6th) paragraph, -

The total FUNDED value of the Base Year is		[***]
The total UNFUNDED value of the Base Year is -		[***]

The total unfunded value of the Option Year 1 if exercised is -	[***]
4. Section F.1 EFFECTIVE PERIOD OF THE SUBCONTRACT is hereby modified with the following changed text in blue:
F.1 Effective Period of the Subcontract
This Subcontract shall remain in effect from 08/20/04 through 02/28/06, with one (1) Option with periods of performance as set forth below, in accordance with the DHS Order to Prime Contractor:
•	Base Period: 08/20/04 — 02/28/06
•	Option Year: 03/01/06 — 02/28/07
Options shall be executed and funded by Modification when the corresponding Modifications are issued under the Prime Contract.
Each individual Work Assignment will include the period of performance specific to that WA.
- - - END OF MODIFICATION 02 - - -
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 03
SUBCONTRACT Number: S2040823-1
Date: 11/24/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive
Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dha.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/20/04-02/28/06	Payment Terms 5 days after Government pay

Qty	Item	Description	Unit Price	Total

The purpose of this Modification is to revise the due dates for the deliverables Surge Capacity Staffing Plan and Operations and Enhancement Review Committee.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

MODIFICATION NOTES:

1	The following section of the subcontract has been modified to accomplish the above:
	F.3. Deliverables		TOTAL	$0.00

2	All other Terms, Conditions, Provisions and Clauses remain unchanged.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/24/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov
Title: Director
Date: Nov 29, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

1. Section F.3 Deliverables is hereby modified as follows, with changed text in blue:
F.3 Deliverables
The due dates for the following deliverables are revised as follows:

SOW Task Number	Deliverable Title	New Due Date

3 7	Surge Capacity Staffing Plan Operations and Enhancement Review Committee	Within 120 days of award Within 150 days of award
2. Section C STATEMENT OF WORK is hereby modified as follows, with changed text in blue:
Paragraph 9. Deliverables/Delivery Schedule
The due dates for the following deliverables are revised as follows:

SOW Task Number	Deliverable Title	New Due Date

3 7	Surge Capacity Staffing Plan Operations and Enhancement Review Committee	Within 120 days of award Within 150 days of award
This modification results in no change to the funded amounts of this subcontract.
- - - END OF MODIFICATION 03 - - -

A-TEK, Inc.	Modification 03 Pg 2	Subcontract No. S2040823-1